UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Diane J. Drake

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, CA 91740
(Name and address of agent for service)

(626) 385-5777

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2021

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square Income Plus Fund

(Ticker: PSYPX)

Palmer Square Ultra-Short Duration Investment Grade Fund

(Ticker: PSDSX)

ANNUAL REPORT

JUNE 30, 2021

Palmer Square Funds

Each a series of Investment Managers Series Trust

Table of Contents

Income Plus Fund

Letter to Shareholders	1
Fund Performance	12
Schedule of Investments	13
Statement of Assets and Liabilities	45
Statement of Operations	46
Statements of Changes in Net Assets	47
Financial Highlights	48

Ultra-Short Duration Investment Grade Fund

Letter to Shareholders	49
Fund Performance	55
Schedule of Investments	56
Statement of Assets and Liabilities	70
Statement of Operations	71
Statements of Changes in Net Assets	72
Financial Highlights	73

Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	93
Supplemental Information	95
Expense Examples	99

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.palmersquarefunds.com

Palmer Square Income Plus Fund (PSYPX)

June 2021

Fund Refresher

As a refresher, the investment objective of the Palmer Square Income Plus Fund (“PSYPX” or the “Fund”) is income and capital appreciation. To seek to achieve that investment objective, the investment team employs a flexible mandate to find the best relative value across all of corporate credit and structured credit. The Fund has also historically maintained low interest rate duration* and high credit quality. Due to the Fund’s high-quality bias we are very comfortable with the underlying credit quality of the holdings and ability to avoid credit losses; over 80% of the portfolio is rated investment grade and over 50% is rated A or higher. Spread duration is 1.72 years.

What is the Fund trying to achieve in today’s market to benefit clients?

•	Income Capture – We have historically captured significant yield.

•	Diversification – We have had minimal interest rate duration which drives lower correlation to interest rate sensitive fixed income such as those investments which comprise the Barclays Agg and Bloomberg Barclays 1-3 Year U.S. Corporate Index.

•	Exposure to an Expanded Universe of Credit – Opportunity exists beyond traditional options such as government bonds, municipal bonds, agencies, etc.

•	Total Return – The Fund also seeks capital appreciation through opportunistic portfolio rotations driven by the Investment Team’s assessment of relative value. Please note that the Fund can invest up to 30% in high yield-rated (“HY”) securities. The opportunity in B/BB-rated Collateralized Loan Obligations (“CLOs”) in October 2019 and BB-rated HY bonds in June 2020 were great examples of our ability to be nimble and generate returns for the Fund.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot by quarter.

	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021
Interest Rate Duration	0.72 yrs	0.72 yrs	0.61 yrs	0.52 yrs	0.49 yrs
Spread Duration	3.23 yrs	3.05 yrs	2.66 yrs	1.76 yrs	1.72 yrs
Yield to Expected Call*	2.47%	2.46%	1.98%	1.90%	1.87%
Yield to Maturity	2.39%	2.41%	2.01%	2.15%	2.05%
Current Yield	2.72%	2.69%	2.47%	2.45%	2.35%
30-day SEC Yield* (net of fees)	1.68%	1.52%	1.26%	1.09%	1.01%
30-day SEC Yield* (gross of fees)	1.70%	1.56%	1.31%	1.15%	1.01%

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033. *Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Summary Themes:

•	The Inflation Debate Remains Unsettled with Tapering on the Horizon;
•	The Great Reopening: Continued Tailwinds for Credit Fundamentals;
•	Current Positioning: Low Duration, High Income Potential.

Theme I. The Inflation Debate Remains Unsettled with Tapering on the Horizon

»	Inflation continued to be the dominant macro topic in the 2nd quarter, with divided opinions on whether it will be short lived or not. What is known is that the headline CPI (Consumer Price Index)* has surged to 5.4% while the core measure, which excludes food and energy prices, is currently running at 4.5% y/y. This is the highest level of core inflation since the early 1990s. What remains unclear is how much of this run up in prices is transitory in nature and how much is structural and lasting. For sure, at least some is transitory. U.S. lumber prices surged by 93% through early May, driven by a strong housing market and supply issues. But lumber prices are now 21% lower on the year. Similar price action can be seen in other basic materials such as copper and petrochemicals which have largely faded the Spring surge. But on the other hand, oil prices remain at the highs and U.S. house prices are at record high levels as well. We also know wages are increasing as companies struggle to hire and retain staff all the while dealing with, and passing through, other input cost inflation. Additionally, we view the transition of China’s economic model from export-led to domestic consumption-led as structurally inflationary for the world economy. The growing trends in ESG (environmental, social, and governance) and sustainability, while in almost all ways positive, also create inflationary pressures. So, at the margin, we still believe a non- trivial amount of this current surge in inflation is structural and could last longer than expected. The real question is if that is the case how will the bond market react.

»	The market reaction, at least in the 2nd quarter, appears to have a less hawkish view on inflation. Interest rates largely fell throughout the quarter with the 10Y treasury yield declining from 1.74% to 1.47%. What drove this move appears to be a host of factors, including a less hawkish view on Fed policy, technical factors related to the unwinding of hedges, a downshift in future growth assumptions, and foreign demand out of Europe and Asia. Also interesting is the curve flattened, both due to lower long bond yields but also due to higher front bond yields. In other words, the market is now pricing in a Fed hike sooner than previously expected, but also lowered expectations on long term growth and inflation.

»	Based on the last FOMC (Federal Open Market Committee) meeting the market now expects the Fed to outline plans for the tapering of purchases by the end of this year with a formal start in the 1st quarter of 2022. The market also expects the first rate hike to be towards the end of 2022. So the main question for fixed income investors is will above average inflation force the Fed to act earlier (or more forcefully). On that note we believe it will take a sustained period of 3%+ core inflation to force an earlier move by the Fed. If that is indeed the case, we think treasury yields will resume moving wider* throughout 2021.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Theme II. The Great Reopening: Continued Tailwinds for Credit Fundamentals

»	We have highlighted in past investor letters how resilient corporate America was during the pandemic. Despite the initial fears of zero revenue, huge cash burns, liquidity shortfalls and resulting defaults/bankruptcies, U.S. companies (and all Western companies we follow for that matter) largely did a remarkable job of cutting costs, preserving cash, raising liquidity, and improvising their business models to weather the pandemic. While traditional measure of credit metrics such as leverage are admittedly close to record high levels, these are backward looking and, in most cases, fail to incorporate the likely substantial improvement in demand. And somewhat ironically, many businesses will exit the pandemic with leaner cost structures enabling margins to expand significantly in 2021. We think that many businesses will be more profitable compared to 2019 even with modestly lower revenue.

»	The credit tailwind is also showing up in credit ratings. The Agencies were very quick to downgrade companies at the onset of the pandemic. According to data from JPMorgan, almost half of all leveraged loan issuers were downgraded in 2020 with the bulk of those downgrades occurring in Mar/Apr. And in many cases the rating was not just downgraded, but the outlook was kept on Negative or even worse, Watch Negative which implies another downgrade is likely. However, as we have highlighted, companies performed much better than the agencies (and the market) expected. And this has led to net upgrades in the loan market for 10 of the last 12 months (see chart below). The HY and IG (investment grade) bond markets exhibited similar trends as well. And while credit ratings are a useful but not critical tool for fundamental credit investors such as ourselves, they do have fundamental impacts on CLO metrics, which in turn can and will affect the cash flows and trading prices of CLO debt and equity. As the global economy continues to recover from the pandemic, we see net upgrades continuing across all of corporate credit which is a positive technical tailwind for CLOs, bank loans and corporate bonds.

»	The resilient pandemic performance also showed itself in lower-than-expected defaults. The LTM (last twelve months) default rate peaked at 6.17% for HY in December and at 4.26% for loans in September, and both measures have been in decline since those peaks. This compares to peaks of 10.98% and 14.18% for HY and loans, respectively, in Nov 2009. On many levels, it could be argued the COVID-19 pandemic was a bigger macro shock than the GFC (global financial crisis) given broader impact in terms of geography and industry (the GFC was largely contained to the U.S. and European banking systems). The key difference, in our opinion, was the quicker response from central banks, governments and businesses that simultaneously kept the capital markets open and put a floor on aggregate demand. We see corporate defaults continuing their downward trend in 2021 which is yet another tailwind for corporate credit.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Source: J.P. Morgan

Source: J.P. Morgan

Theme III. Current Positioning: Low Duration, Relatively High Income

We believe our strategies are positioned to benefit our investors and provide an opportunity for:

  Attractive yields;
  Lower duration, higher quality bias;
  Diversification potential;
  Rotational ability to potentially take advantage of dislocations are they arise

»	As we head into the 2nd half of 2021, the U.S. economy stands to benefit from the continued reopening of the country along with lingering fiscal stimulus and continued monetary support. While the pace of reopening could be uneven, there is clearly pent-up demand in various parts of the economy that should provide a steady source of organic growth. All this said, there are potential risks to highlight, and below we outline these themes and how the Fund aims to benefit.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Investment Considerations:

»	First is the pace of reopening and economic recovery. The shape of the recovery was sharp initially with Q3 2020 GDP up 33.4% (effectively recovering 74% of the $2.2 trillion decline in 1H 2020) with Q4 2020 following at 4.3% and Q1 2021 accelerating back to 6.4%. And while the U.S. and European economies seems to be in decent shape (due to successes in vaccinations and inching closer to some form of herd immunity) emerging markets on the other hand continue to deal with surges in the Delta Variant that are causing health-related restrictions to be reintroduced which have both a direct economic cost as well as an indirect impact on the global supply chain. In summary, to the extent it takes longer than expected to reduce COVID-19 prevalence, the current jubilant market mood may quickly shift negatively leading to both technical and fundamental deterioration. In this event, the Fund would be able to deploy its cash equivalents exposure and, just like in March and April of 2020, add risk at more attractive levels.

»	The second theme to focus on is interest rates. The debate on to what extent the current surge in inflation is transitory or structural remains inconclusive in our opinion. And while there are clearly some transitory factors at play, namely building materials, commodities and car prices, we also see a lot of structural inflationary forces at work. Companies are dealing with the current increases in labor and input costs by passing them along as much as possible to the end customer. These increases tend to be more sticky and less likely to be reversed. Furthermore, the evolution of China’s economic model from exporter to consumer along with the growing theme of ESG are also structurally inflationary. To what extent does elevated inflation alter the Fed’s reaction function is a whole other question. But the house view is still cautious on interest rates, especially after the retracement in the 2nd quarter. The Fund would be a net benefactor from rising rates, particularly if front end rates increase as that would increase the coupons on the floating rate component of the strategy.

»	The last theme to watch out for is asset bubbles. While somewhat isolated so far, there appears to be bubble-like behavior in certain “theme or meme” stocks like AMC*, tech stocks in general, SPACs (special purpose acquisition company), “new economy” stocks in the online gambling and cannabis sectors, and crypto currencies just to name a few. A primary driver of these bubbles is the elevated level of U.S. savings, which in turn is due to direct-to-consumer stimulus measures. Eventually, the economy won’t need stimulus anymore and the pools of capital propping up these valuation levels will subside. The saying goes, nothing brings out sellers more than lower prices. As such, the risk is that some of these bubbles pop leading to declines in peripheral areas which in turn can lead to broad based risk reduction. But any such event would likely be a buying opportunity if it resulted in spread widening in the credit market.

*	The Fund did not own this security as of 6/30/2021. Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Summary on Attribution, Allocation and Positioning

Select Portfolio Attribution and Characteristic Dashboard

Source: Palmer Square as of 6/30/2021. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.*Please see Notes and Disclosure for definitions.

Historic Positioning Detail by Asset Type:

	6/30/2020 Allocation	9/30/2020 Allocation	12/31/2020 Allocation	3/31/2021 Allocation	6/30/2021 Allocation
IG Corp Debt	32%	23%	23%	20%	22%
CLO Debt	24%	24%	23%	28%	29%
ABS	14%	20%	19%	13%	11%
RMBS	3%	2%	2%	2%	3%
CMBS	6%	4%	3%	5%	5%
Bank Loans	5%	9%	9%	8%	9%
Commercial Paper	3%	4%	5%	7%	9%
HY Corp Debt	6%	7%	7%	6%	5%
Gov’t Bonds	5%	4%	7%	9%	6%
Cash/Other	2%	2%	2%	1%	0%

Please note allocation and attribution above is a % of NAV and does not include hedges. Gross attribution does not include hedges, expenses and fees if applicable. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

•	Investment Grade Corporate Bond Allocation – Overall IG corporate bond exposure was increased slightly to 22% in the quarter, although the duration of the IG bond exposure was further reduced. Corporate spreads remain near the tights despite the volatility we have seen in interest rates YTD. While spread levels do not tempt us much, we do acknowledge the all-in yield for IG 5-30yr bonds has improved the relative value for yield-centric international buyers in Europe and Japan, who also are enjoying historically low hedging costs. All together, we are comfortable with our short-duration positioning with the IG bond allocation which preserves the optionality to extend duration if spreads were to widen out.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

•	High Yield Bond Allocation – As of quarter-end, 5% of the portfolio (which is down 1% vs Q1 2021). We continue to refresh the HY allocation by selling call constrained bonds and participating in selective new issues, particularly rate-sensitive BB-rated bonds with spreads above 300bps that have been pressured by rising rates. But overall, the HY market screens as rich on many levels (absolute spread levels, CCC compression, issuance quality, negative convexity, etc.). The Fund continues to focus on BB-rated bonds which are still 30bps wider than pre COVID-19 levels and could potentially provide a higher yield in most cases.

•	CLO Allocation/Opportunity to Capture Income and Total Return – As of quarter- end, 29% of the portfolio. The CLO allocation increased modestly BBB-BB (+1%). As credit fundamentals continue to improve and the economy reopens, we think CLOs will continue to outperform given they still offer attractive spreads and little to no interest rate duration. We have already seen improvements in underlying loan portfolios (net upgrades, lower WARFs*, improving default rates etc) and think that will continue for the foreseeable future. We continue to add to CLO portfolios that are higher quality and more liquid as we believe they will continue to outperform portfolios with more risky collateral.

•	ABS/MBS Allocation has Provided Diversification and Income Capture – As of quarter- end, 19% of the portfolio had exposure to ABS/MBS. During the quarter, our allocation to ABS/MBS decreased by 1%, driven mainly by natural amortization but also selective selling given all time tights in ABS space. We did however increase our exposure slightly to AAA RMBS given the relative value opportunity vs ABS.

»	ABS exposure (primarily prime auto ABS with a weighted average life of 6 months or less) ended the quarter lower than Q4, currently 11%. With positive macro environment and reopening prospects, most ABS spreads were flat to slightly tighter in Q2, including the battered COVID-19 sectors (unsecured consumer, aircraft, whole biz). The new issue market continued to see strong demand with most books oversubscribed.

»	CMBS exposure at quarter-end was at 5%, which is flat to Q1. A number of older vintage transactions were refinanced or otherwise called during the quarter. We replaced those positions with AAA-rated bonds from new-issue, single-asset retail transactions where we saw high quality, relative value, and strong structural support. Additionally, we selectively added exposure to higher quality office single- asset transactions lower in the capital stack with a view toward total return.

»	RMBS exposure increased 0.7% over last quarter through the addition of attractive floating rate exposure and positive housing fundamentals. Our exposure is still primarily AAA-rated debt which are backed by collateral from borrowers with FICOs (Fair Isaac Corporation) greater than 700 and in some cases as high as 750.

ABS/MBS Positions	6/30/2021
Prime Autos	10.45%
Equipment	0.98%
ABS (100% AA+ and above)	11.43%
Conduit	0.92%
Single Asset/Single Borrower	4.17%
CMBS (86% A- and above)	5.09%
Agency	0.10%
Non-Agency	2.94%
RMBS (94% AAA and above)	3.04%

Asset-backed Securities (ABS), Mortgage-backed Securities (MBS), Commercial mortgage-backed securities (CMBS), Residential mortgage-backed securities (RMBS)

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

•	Bank Loan Allocation – As of quarter-end, 9% of the portfolio. The allocation to bank loans increased by 1% in the quarter, but similar to the HY allocation, we continue to refresh this allocation as prepayments and refinancings sped up in Q2 leading to paydowns. We continue to reinvest these proceeds into attractive new primary loans, mainly BB and B+ rated loans with coupons in the London Interbank Offered Rate (LIBOR) +300 to 400 area with 50/100bps LIBOR* floors leading to all in yields in the 4-5% area. Of the 9% allocation to loans, 2% are rated investment grade at the facility level. Please note that 100% are first-lien, senior secured. Overall, we currently view the bank loan market as attractive and continue to participate in new issuance while recycling out of legacy low- coupon paper that has appreciated to par.

Given the recent market moves and the continued dislocation in credit, we believe the Fund is well-positioned to not only generate a strong yield, but also meaningful capital appreciation going forward. As mentioned in our last quarter’s letter, we believe our Fund’s positioning has the potential to deliver a higher Sharpe* ratio as we continue to navigate these markets. We feel we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Detailed Fund Performance History

Palmer Square is pleased to report the Fund returned 4.75% (net of fees) for the fiscal year- ending 6/30/2021.

Fund Performance Net of Fees as of 6/30/2021 (inception 2/28/2014)

	Q2 2021	YTD 2021	2020	2019	2018	2017	2016	2015
PSYPX	0.43%	0.85%	3.65%	5.29%	1.17%	4.03%	5.24%	1.21%
Bloomberg Barclays U.S. Corporate 1-3 Year Index	0.27%	0.25%	3.79%	5.30%	1.56%	1.85%	2.36%	1.00%
Bloomberg Barclays U.S. Aggregate Bond Index	1.83%	-1.60%	7.51%	8.72%	0.01%	3.54%	2.66%	0.57%

Fund Performance Net of Fees as of 6/30/2021 (inception 2/28/2014)

	1 Year	3 Years	5 Years	Since Inception Annualized
PSYPX	4.75%	3.25%	4.33%	3.04%
Bloomberg Barclays U.S. Corporate 1-3 Year Index	1.54%	3.60%	2.56%	2.28%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.33%	5.34%	3.03%	3.39%

Annual Expense Ratio: Gross 0.85%/Net 0.85%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.75% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. Shares of the Fund are available for investment only by clients of financial intermediaries, institutional investors, and a limited number of other investors approved by the Advisor. The performance data quoted represents past performance and that past performance does not guarantee future results.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month- end please call 866-933-9033.

Summary

The Fund’s diverse portfolio across corporate and structured credit is positioned in predominately investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. We believe we are opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994- 3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

*	Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Income Plus Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Allocation and credit quality distribution figures may not sum to 100%. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of publicly issued investment grade corporate, US Treasury and government agency securities with remaining maturities of one to three years. The Bloomberg Barclays 1-3 Year US Corporate Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. It is composed of a corporate and a non-corporate component that includes non-US agencies, sovereigns, supranationals and local authorities. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Sharpe Ratio is used to measure risk-adjusted performance. The Sharpe ratio is calculated by subtracting the risk-free rate - such as that of the 10-year U.S. Treasury bond - from the rate of return for a portfolio and dividing the result by the standard deviation of the portfolio returns. WARF The weighted average rating factor is a measure that is used by credit rating companies to indicate the credit quality of a portfolio. Credit Spreads are often a good barometer of economic health - widening (bearish sentiment) and narrowing/tightening (bullish sentiment).

A tight market (tight-trading) is a market characterized by narrow bid-ask spreads and abundant liquidity with frenetic trading activity. A mutual fund’s 30-Day SEC Yield refers to a calculation that is based on the 30 days ending on the last day of the previous month. The yield figure reflects the dividends and interest earned during the period, after the deduction of the fund’s expenses. Basis points (BPS) refers to a common unit of measure for interest rates and other percentages in finance. The relationship between percentage changes and basis points can be summarized as follows: 1% change = 100 basis points and 0.01% = 1 basis point. The London Interbank Offered Rate (LIBOR) is a benchmark interest rate at which major global banks lend to one another in the international interbank market for short-term loans. Cash flow is the net amount of cash and cash-equivalents being transferred into and out of a business. Earnings per share or EPS is an important financial measure, which indicates the profitability of a company. It is calculated by dividing the company’s net income with its total number of outstanding shares. The Consumer Price Index (CPI) is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food, and medical care.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns. Diversification does not assure a profit, nor does it protect against a loss in a declining market

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure cont’d

obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s shareholders. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds,” are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities).

The Palmer Square Income Plus Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square Income Plus Fund

FUND PERFORMANCE at June 30, 2021 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the Bloomberg Barclays U.S. Corporate 1-3 Year Index. Results include the reinvestment of all dividends and capital gains.

The Bloomberg Barclays U.S. Corporate 1-3 Year Index measures the performance of investment grade, US dollar-denominated, fixed-rate, taxable corporate and government-related debt with 1 to 2.9999 years to maturity. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Annual Total Returns as of June 30, 2021	1 Year	5 Years	Since Inception	Inception Date
Palmer Square Income Plus Fund	4.75%	4.33%	3.04%	02/28/14
Bloomberg Barclays U.S. Corporate 1-3 Year Index	1.54%	2.56%	2.28%	02/28/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

The Fund's expense ratio was 0.85%, which was the amount stated in the current prospectus dated April 30, 2021. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual operating expenses do not exceed 0.75% of the Fund's average daily net assets. This agreement is in effect until October 31, 2022, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS

As of June 30, 2021

Principal Amount[1]		Value
	BANK LOANS — 8.6%
2,000,000	AECOM 1.854% (1-Month USD Libor+175 basis points), 4/13/2028[2,3,4]	$2,001,880
409,813	Alterra Mountain Co. 5.500% (1-Month USD Libor+450 basis points), 8/1/2026[2,3,4]	411,351
1,000,000	American Airlines, Inc. 2.115% (3-Month USD Libor+200 basis points), 12/14/2023[2,3,4]	977,885
986,486	APLP Holdings LP 4.750% (1-Month USD Libor+375 basis points), 5/18/2027[2,3,4,5]	988,647
1,386,000	Aristocrat International Pty Ltd. 4.750% (1-Month USD Libor+375 basis points), 10/19/2024[2,3,4,5]	1,390,331
1,249,606	Ascend Learning LLC 4.000% (3-Month USD Libor+300 basis points), 7/12/2024[2,3,4]	1,250,256
743,112	Astoria Energy LLC 4.500% (1-Month USD Libor+350 basis points), 12/10/2027[2,3,4]	743,576
	Asurion LLC
1,244,080	3.104% (1-Month USD Libor+300 basis points), 11/3/2023[2,3,4]	1,239,029
1,487,727	3.354% (1-Month USD Libor+325 basis points), 12/23/2026[2,3,4]	1,472,619
1,000,000	Avaya, Inc. 4.323% (1-Month USD Libor+425 basis points), 12/15/2027[2,3,4]	1,004,270
747,785	Axalta Coating Systems U.S. Holdings, Inc. 1.897% (3-Month USD Libor+175 basis points), 6/1/2024[2,3,4]	743,781
1,000,000	Beacon Roofing Supply, Inc. 2.604% (1-Month USD Libor+250 basis points), 5/19/2028[2,3,4]	995,975
1,246,875	Belron Finance U.S. LLC 3.250% (1-Month USD Libor+275 basis points), 4/30/2028[2,3,4]	1,247,137
1,114,177	Berry Global, Inc. 1.827% (1-Month USD Libor+175 basis points), 7/1/2026[2,3,4]	1,106,979
1,481,418	Boyd Gaming Corp. 2.311% (3-Month USD Libor+225 basis points), 9/15/2023[2,3,4]	1,481,566
1,500,000	Brown Group Holding LLC 3.250% (1-Month USD Libor+275 basis points), 6/7/2028[2,3,4]	1,494,000
746,255	Canada Goose, Inc. 4.250% (1-Month USD Libor+350 basis points), 10/7/2027[2,3,4,5]	750,452
880,036	Carroll County Energy LLC 3.647% (3-Month USD Libor+350 basis points), 2/15/2026[2,4]	852,534
1,099,470	Change Healthcare Holdings LLC 3.500% (1-Month USD Libor+250 basis points), 3/1/2024[2,3,4]	1,099,530
441,352	Charter Communications Operating LLC 1.610% (3-Month USD Libor+150 basis points), 3/31/2023[2,4]	441,352
1,745,625	Citadel Securities LP 2.604% (1-Month USD Libor+250 basis points), 2/2/2028[2,3,4]	1,729,810
989,975	Delek U.S. Holdings, Inc. 6.500% (1-Month USD Libor+550 basis points), 3/30/2025[2,3,4]	996,162

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BANK LOANS (Continued)
748,125	Dell International LLC 2.000% (1-Month USD Libor+175 basis points), 9/19/2025[2,3,4]	$748,824
1,452,427	EFS Cogen Holdings I LLC 4.500% (1-Month USD Libor+350 basis points), 10/1/2027[2,3,4]	1,453,589
966,643	Ensemble RCM LLC 3.936% (3-Month USD Libor+375 basis points), 8/1/2026[2,3,4]	968,456
733,122	Exgen Renewables LLC 3.750% (3-Month USD Libor+275 basis points), 12/15/2027[2,3,4]	734,193
1,500,000	FleetCor Technologies Operating Co. LLC 1.854% (1-Month USD Libor+175 basis points), 4/30/2028[2,3,4]	1,499,850
1,368,125	Gainwell Acquisition Corp 4.750% (1-Month USD Libor+400 basis points), 10/1/2027[2,3,4]	1,374,966
1,222,412	Gates Global LLC 3.500% (1-Month USD Libor+275 basis points), 3/31/2027[2,3,4]	1,221,354
838,927	Gemini HDPE LLC 3.500% (1-Month USD Libor+300 basis points), 12/31/2027[2,3,4]	838,927
1,492,500	Great Outdoors Group LLC 5.000% (1-Month USD Libor+425 basis points), 3/5/2028[2,3,4]	1,499,731
3,358	Harbor Freight Tools USA, Inc. 3.750% (1-Month USD Libor+300 basis points), 10/19/2027[2,3,4]	3,363
2,250,000	Hilton Worldwide Finance LLC 1.842% (3-Month USD Libor+175 basis points), 6/21/2026[2,3,4,6,7]	2,234,329
1,134,054	Informatica LLC 3.354% (1-Month USD Libor+325 basis points), 2/14/2027[2,3,4]	1,128,900
1,315,736	Inmar, Inc. 5.000% (3-Month USD Libor+400 basis points), 5/1/2024[2,3,4]	1,316,558
518,811	Invenergy Thermal Operating I LLC 3.093% (1-Month USD Libor+300 basis points), 8/28/2025[2,3,4]	512,974
995,000	Jane Street Group LLC 2.843% (1-Month USD Libor+275 basis points), 1/26/2028[2,3,4]	991,622
1,393,000	LogMeIn, Inc. 4.827% (1-Month USD Libor+475 basis points), 8/31/2027[2,3,4]	1,392,457
1,273,955	McAfee LLC 3.846% (3-Month USD Libor+375 basis points), 9/29/2024[2,3,4]	1,275,630
	National Mentor Holdings, Inc.
925,685	4.500% (1-Month USD Libor+375 basis points), 3/2/2028[2,3,4]	928,319
42,974	4.500% (1-Month USD Libor+375 basis points), 3/2/2028[2,3,4,6,7]	43,096
29,155	4.500% (1-Month USD Libor+375 basis points), 3/2/2028[2,3,4]	29,237
1,488,665	Nexus Buyer LLC 3.841% (1-Month USD Libor+375 basis points), 11/8/2026[2,3,4]	1,487,735
828,696	NFP Corp. 3.354% (1-Month USD Libor+325 basis points), 2/13/2027[2,4]	818,105

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BANK LOANS (Continued)
1,000,000	Nobian Finance B.V. 3.750% (3-Month EUR Libor+375 basis points), 6/24/2026[2,3,4,6,7]	$1,179,749
748,096	ON Semiconductor Corp. 2.104% (1-Month USD Libor+200 basis points), 9/19/2026[2,3,4]	746,110
856,950	Option Care Health, Inc. 3.854% (1-Month USD Libor+450 basis points), 8/6/2026[2,3,4]	858,557
985,552	Oregon Clean Energy LLC 4.750% (3-Month USD Libor+375 basis points), 3/1/2026[2,3,4]	904,066
1,200,000	Organon & Co. 3.500% (1-Month USD Libor+300 basis points), 6/2/2028[2,3,4]	1,202,754
1,460,587	PCI Gaming Authority 2.610% (1-Month USD Libor+250 basis points), 5/31/2026[2,3,4]	1,456,431
1,246,875	Playtika Holding Corp. 2.863% (1-Month USD Libor+275 basis points), 3/11/2028[2,3,4]	1,242,910
1,496,250	PODS LLC 3.750% (1-Month USD Libor+300 basis points), 3/31/2028[2,3,4]	1,494,896
1,492,424	Quikrete Holdings, Inc. 4.103% (1-Month USD Libor+250 basis points), 1/31/2027[2,3,4,6,7]	1,481,231
338,436	Sabert Corp. 5.500% (1-Month USD Libor+450 basis points), 12/10/2026[2,3,4]	338,861
1,215,128	Select Medical Corp. 2.360% (3-Month USD Libor+250 basis points), 3/6/2025[2,3,4]	1,206,021
727,505	Seminole Tribe of Florida, Inc. 1.854% (3-Month USD Libor+175 basis points), 7/6/2024[2,3,4]	727,392
745,000	SkyMiles IP Ltd. 4.750% (3-Month USD Libor+375 basis points), 10/20/2027[2,3,4,5]	787,886
1,492,500	Sophia LP 4.500% (1-Month USD Libor+375 basis points), 10/7/2027[2,3,4]	1,495,612
994,950	Summer BC Holdco B SARL 4.933% (1-Month USD Libor+500 basis points), 12/4/2026[2,3,4,5]	987,900
1,488,722	TIBCO Software, Inc. 3.860% (1-Month USD Libor+375 basis points), 7/3/2026[2,3,4]	1,486,861
1,000,000	Tory Burch LLC 4.000% (1-Month USD Libor+350 basis points), 4/16/2028[2,3,4]	999,165
1,492,500	Tosca Services LLC 4.250% (1-Month USD Libor+350 basis points), 8/18/2027[2,3,4]	1,494,366
289,712	Travelport Finance Luxembourg Sarl 5.203% (3-Month USD Libor+500 basis points), 5/30/2026[2,3,4,5]	265,539
899,572	U.S. Foods, Inc. 1.854% (1-Month USD Libor+175 basis points), 6/27/2023[2,3,4]	892,137
747,917	Vistra Operations Co. LLC 0.000% (1-Month USD Libor+175 basis points), 12/31/2025[2,3,4]	743,568
659,521	Western Digital Corp. 1.843% (1-Month USD Libor+175 basis points), 4/29/2023[2,3,4]	660,286

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BANK LOANS (Continued)
1,745,625	WEX, Inc. 2.354% (1-Month USD Libor+225 basis points), 4/1/2028[2,3,4]	$1,735,265
1,500,000	Zebra Buyer LLC 3.750% (1-Month USD Libor+325 basis points), 4/22/2028[2,3,4,6,7]	1,507,500
750,000	Ziggo Financing Partnership 2.573% (1-Month USD Libor+250 basis points), 4/30/2028[2,3,4]	742,864
	Total Bank Loans
	(Cost $73,084,301)	73,559,264
	BONDS — 81.4%
	ASSET-BACKED SECURITIES — 43.9%
3,250,000	AIMCO CLO Series Series 2018-BA, Class AR, 1.266% (3-Month USD Libor+110 basis points), 1/15/2032[3,4,8]	3,255,120
1,625,000	Allegany Park CLO Ltd. Series 2019-1A, Class D, 3.888% (3-Month USD Libor+370 basis points), 1/20/2033[3,4,8]	1,642,250
3,025,651	Ally Auto Receivables Trust Series 2019-1, Class A3, 2.910%, 9/15/2023[3]	3,058,606
2,500,000	AMMC CLO Ltd. Series 2013-13A, Class A1R2, 1.226% (3-Month USD Libor+105 basis points), 7/24/2029[3,4,8]	2,500,358
	Anchorage Capital CLO Ltd.
750,000	Series 2020-15A, Class E, 7.688% (3-Month USD Libor+750 basis points), 7/20/2031[3,4,8]	751,278
2,000,000	Series 2020-16A, Class D, 4.368% (3-Month USD Libor+418 basis points), 10/20/2031[3,4,8]	2,011,708
1,000,000	Annisa CLO Series 2016-2A, Class DR, 3.188% (3-Month USD Libor+300 basis points), 7/20/2031[3,4,8]	992,954
	Apidos CLO
1,000,000	Series 2015-21A, Class DR, 5.390% (3-Month USD Libor+520 basis points), 7/18/2027[3,4,8]	986,712
750,000	Series 2017-26A, Class C, 3.890% (3-Month USD Libor+370 basis points), 7/18/2029[3,4,8]	751,917
250,000	Series 2019-32A, Class E, 6.938% (3-Month USD Libor+675 basis points), 1/20/2033[3,4,8]	251,580
2,250,000	Apidos CLO Series 2012-11A, Class DR3, 3.917% (3-Month USD Libor+375 basis points), 4/17/2034[3,4,8]	2,262,849
	Ares CLO Ltd.
2,500,000	Series 2017-42A, Class AR, 1.104% (3-Month USD Libor+92 basis points), 1/22/2028[3,4,8]	2,502,387

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 2020-56A, Class D2, 5.176% (3-Month USD Libor+500 basis points), 10/25/2031[3,4,8]	$1,010,231
3,250,000	Assurant CLO Ltd. Series 2017-1A, Class A, 1.438% (3-Month USD Libor+125 basis points), 10/20/2029[3,4,8]	3,252,082
2,000,000	Series 2019-5A, Class E, 7.524% (3-Month USD Libor+734 basis points), 1/15/2033[3,4,8]	2,006,160
3,907,500	Atrium XII Series 12A, Class DR, 2.984% (3-Month USD Libor+280 basis points), 4/22/2027[3,4,8]	3,860,841
1,250,000	Babson CLO Ltd. Series 2016-1A, Class DR, 3.223% (3-Month USD Libor+305 basis points), 7/23/2030[3,4,8]	1,252,780
750,000	Bain Capital Credit CLO Ltd. Series 2019-3A, Class D, 4.136% (3-Month USD Libor+395 basis points), 10/21/2032[3,4,8]	753,373
	Ballyrock CLO Ltd.
1,450,000	Series 2020-2A, Class C, 3.958% (3-Month USD Libor+377 basis points), 10/20/2031[3,4,8]	1,454,271
1,500,000	Series 2019-1A, Class DR, 0.000% (3-Month USD Libor+675 basis points), 7/15/2032[3,4,8,9]	1,500,000
1,000,000	Series 2019-1A, Class D, 6.984% (3-Month USD Libor+680 basis points), 7/15/2032[3,4,8]	1,001,340
	Bardot CLO Ltd.
750,000	Series 2019-2A, Class D, 3.984% (3-Month USD Libor+380 basis points), 10/22/2032[3,4,8]	752,075
1,000,000	Series 2019-2A, Class E, 7.134% (3-Month USD Libor+695 basis points), 10/22/2032[3,4,8]	1,008,119
	Barings CLO Ltd.
2,000,000	Series 2013-IA, Class DR, 2.738% (3-Month USD Libor+255 basis points), 1/20/2028[3,4,8]	1,991,957
1,000,000	Series 2017-1A, Class E, 6.190% (3-Month USD Libor+600 basis points), 7/18/2029[3,4,8]	999,892
1,000,000	Series 2018-2A, Class C, 2.884% (3-Month USD Libor+270 basis points), 4/15/2030[3,4,8]	990,373
2,000,000	Series 2020-4A, Class D1, 3.924% (3-Month USD Libor+370 basis points), 1/20/2032[3,4,8]	2,010,481
1,200,000	Series 2019-2A, Class DR, 0.000% (3-Month USD Libor+678 basis points), 4/15/2036[3,4,8]	1,203,000
2,500,000	Series 2019-1A, Class ER, 7.036% (3-Month USD Libor+686 basis points), 4/15/2036[3,4,8]	2,506,606

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Barings Euro CLO Series 2020-1A, Class E, 6.900% (3-Month EUR Libor+690 basis points), 4/21/2033[3,4,8]	$1,192,039
	Battalion CLO Ltd.
1,000,000	Series 2015-9A, Class DR, 3.434% (3-Month USD Libor+325 basis points), 7/15/2031[3,4,8]	1,001,233
3,500,000	Series 2020-18A, Class A1, 1.984% (3-Month USD Libor+180 basis points), 10/15/2032[3,4,8]	3,516,432
500,000	Series 2020-15A, Class A1, 1.540% (3-Month USD Libor+135 basis points), 1/17/2033[3,4,8]	501,230
2,000,000	Series 2016-10A, Class CR2, 3.626% (3-Month USD Libor+345 basis points), 1/25/2035[3,4,8]	2,002,306
76,998	Bear Stearns ARM Trust Series 2004-3, Class 1A3, 3.128%, 7/25/2034[3,10]	73,952
	Benefit Street Partners CLO Ltd.
2,000,000	Series 2013-IIIA, Class CR, 4.088% (3-Month USD Libor+390 basis points), 7/20/2029[3,4,8]	1,986,000
500,000	Series 2018-5BA, Class C, 3.118% (3-Month USD Libor+293 basis points), 4/20/2031[3,4,8]	485,619
500,000	Series 2018-14A, Class E, 5.538% (3-Month USD Libor+535 basis points), 4/20/2031[3,4,8]	476,234
2,000,000	Series 2020-20A, Class A2, 2.184% (3-Month USD Libor+200 basis points), 7/15/2031[3,4,8]	2,002,081
1,500,000	Series 2020-20A, Class C, 2.784% (3-Month USD Libor+260 basis points), 7/15/2031[3,4,8]	1,501,554
800,000	Series 2019-19A, Class E, 7.204% (3-Month USD Libor+702 basis points), 1/15/2033[3,4,8]	804,442
	BlueMountain CLO Ltd.
2,000,000	Series 2016-1A, Class BR, 1.538% (3-Month USD Libor+135 basis points), 4/20/2027[3,4,8]	2,000,500
1,995,000	Series 2016-1A, Class DR, 2.838% (3-Month USD Libor+265 basis points), 4/20/2027[3,4,8]	1,995,499
1,100,000	Series 2016-1A, Class ER, 5.738% (3-Month USD Libor+555 basis points), 4/20/2027[3,4,8]	1,100,275
1,830,884	Series 2015-2A, Class A1R, 1.120% (3-Month USD Libor+93 basis points), 7/18/2027[3,4,8]	1,832,242
626,113	BMW Vehicle Owner Trust Series 2020-A, Class A2, 0.390%, 2/27/2023[3]	626,449
625,000	Burnham Park Clo Ltd. Series 2016-1A, Class AR, 1.338% (3-Month USD Libor+115 basis points), 10/20/2029[3,4,8]	626,671

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
305,925	Canadian Pacer Auto Receivables Trust Series 2020-1A, Class A2A, 1.770%, 11/21/2022[3,8]	$306,751
1,000,000	Capital One Prime Auto Receivables Trust Series 2020-1, Class A3, 1.600%, 11/15/2024[3]	1,013,743
1,500,000	Carbone Clo Ltd. Series 2017-1A, Class A1, 1.328% (3-Month USD Libor+114 basis points), 1/20/2031[3,4,8]	1,501,258
1,712,500	Carlyle Global Market Strategies CLO Ltd. Series 2013-2A, Class BR, 1.490% (3-Month USD Libor+130 basis points), 1/18/2029[3,4,8]	1,707,653
	CarMax Auto Owner Trust
987,399	Series 2020-2, Class A2A, 1.750%, 1/17/2023[3]	988,984
2,103,781	Series 2020-1, Class A2, 1.870%, 4/17/2023[3]	2,111,157
940,538	Series 2018-3, Class A3, 3.130%, 6/15/2023[3]	950,496
4,452,368	Series 2020-4, Class A2, 0.310%, 1/16/2024[3]	4,455,716
3,720,763	Series 2019-3, Class A3, 2.180%, 8/15/2024[3]	3,775,678
1,800,000	Series 2019-4, Class A3, 2.020%, 11/15/2024[3]	1,831,129
117,001	Carvana Auto Receivables Trust Series 2019-3A, Class A3, 2.340%, 6/15/2023[3,8]	117,121
2,000,000	Catamaran CLO Ltd. Series 2013-1A, Class CR, 1.981% (3-Month USD Libor+180 basis points), 1/27/2028[3,4,8]	2,001,036
1,398,828	Chase Home Lending Mortgage Trust Series 2019-ATR2, Class A11, 0.992% (1-Month USD Libor+90 basis points), 7/25/2049[3,4,8]	1,408,451
1,400,000	CIFC European Funding CLO Series 3X, Class D, 3.600% (3-Month EUR Libor+360 basis points), 1/15/2034[3,4]	1,679,449
	CIFC Funding Ltd.
2,000,000	Series 2015-3A, Class AR, 1.060% (3-Month USD Libor+87 basis points), 4/19/2029[3,4,8]	2,001,298
3,000,000	Series 2014-2RA, Class A1, 1.226% (3-Month USD Libor+105 basis points), 4/24/2030[3,4,8]	3,000,395
1,250,000	Series 2014-4RA, Class A1A, 1.320% (3-Month USD Libor+113 basis points), 10/17/2030[3,4,8]	1,250,875
756,000	Series 2018-1A, Class B, 1.590% (3-Month USD Libor+140 basis points), 4/18/2031[3,4,8]	753,151
3,500,000	Series 2013-3RA, Class A1, 1.156% (3-Month USD Libor+98 basis points), 4/24/2031[3,4,8]	3,500,000
500,000	Series 2019-5A, Class D, 7.024% (3-Month USD Libor+684 basis points), 10/15/2032[3,4,8]	501,814

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Citigroup Mortgage Loan Trust
516,941	Series 2019-IMC1, Class A1, 2.720%, 7/25/2049[3,8,10]	$522,972
308,502	Series 2019-IMC1, Class A3, 3.030%, 7/25/2049[3,8,10]	312,901
377,091	CNH Equipment Trust Series 2020-A, Class A2, 1.080%, 7/17/2023[3]	377,751
750,000	Crestline Denali CLO Ltd. Series 2016-1A, Class DR, 3.523% (3-Month USD Libor+335 basis points), 10/23/2031[3,4,8]	726,563
	Cumberland Park CLO Ltd.
1,500,000	Series 2015-2A, Class DR, 2.888% (3-Month USD Libor+270 basis points), 7/20/2028[3,4,8]	1,507,418
1,500,000	Series 2015-2A, Class ER, 5.838% (3-Month USD Libor+565 basis points), 7/20/20283,4,8	1,511,073
2,500,000	Dartry Park CLO DAC Series 1X, Class CRR, 3.350% (3-Month EUR Libor+335 basis points), 1/28/2034[3,4]	2,967,625
2,600,000	Denali Capital CLO LLC Series 2013-1A, Class B1LR, 3.326% (3-Month USD Libor+315 basis points), 10/26/2027[3,4,8]	2,598,895
501,076	DLL LLC Series 2019-DA1, Class A3, 2.890%, 4/20/2023[3,8]	505,286
	Dryden CLO Ltd.
1,000,000	Series 2018-57A, Class D, 2.706% (3-Month USD Libor+255 basis points), 5/15/2031[3,4,8]	980,949
2,800,000	Series 2019-68A, Class A, 1.494% (3-Month USD Libor+131 basis points), 7/15/2032[3,4,8]	2,800,031
1,000,000	Series 2020-85A, Class E, 7.934% (3-Month USD Libor+775 basis points), 10/15/2032[3,4,8]	1,008,073
1,500,000	Series 2020-77A, Class ER, 6.004% (3-Month USD Libor+587 basis points), 5/20/2034[3,4,8]	1,489,708
2,500,000	Series 2020-86A, Class DR, 0.000% (3-Month USD Libor+320 basis points), 7/17/2034[3,4,8,9]	2,500,000
	Dryden Senior Loan Fund
1,000,000	Series 2012-25A, Class BRR, 1.534% (3-Month USD Libor+135 basis points), 10/15/2027[3,4,8]	1,002,498
2,505,000	Series 2012-25A, Class DRR, 3.184% (3-Month USD Libor+300 basis points), 10/15/2027[3,4,8]	2,507,590
1,000,000	Series 2016-45A, Class DR, 3.334% (3-Month USD Libor+315 basis points), 10/15/2030[3,4,8]	1,001,350
	Eaton Vance CLO Ltd.
1,500,000	Series 2015-1A, Class DR, 2.688% (3-Month USD Libor+250 basis points), 1/20/2030[3,4,8]	1,489,595

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
250,000	Series 2014-1RA, Class E, 5.884% (3-Month USD Libor+570 basis points), 7/15/2030[3,4,8]	$239,858
1,000,000	Series 2018-1A, Class D, 3.384% (3-Month USD Libor+320 basis points), 10/15/2030[3,4,8]	1,003,770
1,850,000	Series 2019-1A, Class DR, 3.623% (3-Month USD Libor+350 basis points), 4/15/2031[3,4,8]	1,852,680
1,500,000	Series 2019-1A, Class ER, 6.623% (3-Month USD Libor+650 basis points), 4/15/2031[3,4,8]	1,502,977
1,000,000	Series 2020-2A, Class D, 4.284% (3-Month USD Libor+410 basis points), 10/15/2032[3,4,8]	1,010,933
1,000,000	Series 2020-2A, Class E, 7.504% (3-Month USD Libor+732 basis points), 10/15/2032[3,4,8]	1,016,346
1,250,000	Series 2013-1A, Class D3R, 6.984% (3-Month USD Libor+680 basis points), 1/15/2034[3,4,8]	1,249,962
1,250,000	Elmwood CLO Ltd. Series 2020-4A, Class D, 3.790% (3-Month USD Libor+360 basis points), 1/17/2034[3,4,8]	1,262,960
	Flatiron CLO Ltd.
2,000,000	Series 2020-1A, Class D, 3.945% (3-Month USD Libor+379 basis points), 11/20/2033[3,4,8]	2,029,134
1,500,000	Series 2020-1A, Class E, 8.005% (3-Month USD Libor+785 basis points), 11/20/2033[3,4,8]	1,534,680
1,375,000	Series 2021-1A, Class E, 6.147% (3-Month USD Libor+600 basis points), 7/19/2034[3,4,8,9]	1,375,000
548,108	Ford Credit Auto Lease Trust Series 2019-A, Class A4, 2.980%, 6/15/2022[3]	548,684
333,623	Ford Credit Auto Owner Trust Series 2020-A, Class A2, 1.030%, 10/15/2022[3]	333,947
	Galaxy CLO Ltd.
3,250,000	Series 2015-19A, Class A1RR, 1.126% (3-Month USD Libor+95 basis points), 7/24/2030[3,4,8]	3,249,335
2,000,000	Series 2013-15A, Class ARR, 1.058% (3-Month USD Libor+97 basis points), 10/15/2030[3,4,8]	2,000,580
2,925,000	Series 2017-23A, Class AR, 1.046% (3-Month USD Libor+87 basis points), 4/24/2029[3,4,8]	2,926,929
	GM Financial Automobile Leasing Trust
134,421	Series 2020-1, Class A2A, 1.670%, 4/20/2022[3]	134,540
773,426	Series 2019-3, Class A3, 2.030%, 6/20/2022[3]	775,332
2,064,915	Series 2020-2, Class A2A, 0.710%, 10/20/2022[3]	2,068,659
6,000,000	Series 2021-1, Class A2, 0.170%, 4/20/2023[3]	6,000,234
3,500,000	Series 2021-2, Class A2, 0.220%, 7/20/2023[3]	3,500,171
5,000,000	Series 2020-1, Class A4, 1.700%, 12/20/2023[3]	5,062,500

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	GM Financial Consumer Automobile Receivables Trust
17,497	Series 2020-1, Class A2, 1.830%, 1/17/2023[3]	$17,509
256,276	Series 2020-2, Class A2A, 1.500%, 3/16/2023[3]	256,729
3,760,591	Series 2020-3, Class A2, 0.350%, 7/17/2023[3]	3,762,994
1,215,274	Series 2018-4, Class A3, 3.210%, 10/16/2023[3]	1,229,939
3,545,017	Series 2021-1, Class A2, 0.230%, 11/16/2023[3]	3,546,665
1,000,000	GoldentTree Loan Management U.S. CLO Ltd. Series 2021-10A, Class F, 2.876% (3-Month USD Libor+779 basis points), 7/20/2034[3,4,8]	970,000
1,900,000	Greenwood Park CLO Ltd. Series 2018-1A, Class D, 2.684% (3-Month USD Libor+250 basis points), 4/15/2031[3,4,8]	1,871,073
	Grippen Park CLO Ltd.
2,000,000	Series 2017-1A, Class A, 1.448% (3-Month USD Libor+126 basis points), 1/20/2030[3,4,8]	2,001,412
750,000	Series 2017-1A, Class C, 2.488% (3-Month USD Libor+230 basis points), 1/20/2030[3,4,8]	750,577
830,000	Series 2017-1A, Class E, 5.888% (3-Month USD Libor+570 basis points), 1/20/2030[3,4,8]	826,751
2,324,845	Harley-Davidson Motorcycle Trust Series 2021-A, Class A2, 0.220%, 4/15/2024[3]	2,325,519
	Highbridge Loan Management Ltd.
1,500,000	Series 7A-2015, Class DR, 2.556% (3-Month USD Libor+240 basis points), 3/15/2027[3,4,8]	1,472,411
1,000,000	Series 5A-2015, Class DRR, 3.334% (3-Month USD Libor+315 basis points), 10/15/2030[3,4,8]	959,673
600,000	Home Partners of America Trust Series 2017-1, Class C, 1.632% (1-Month USD Libor+155 basis points), 7/17/2034[4,8]	601,729
	Honda Auto Receivables Owner Trust
2,520,439	Series 2020-1, Class A2, 1.630%, 10/21/2022[3]	2,527,786
534,426	Series 2020-2, Class A2, 0.740%, 11/15/2022[3]	535,099
494,206	Series 2019-1, Class A3, 2.830%, 3/20/2023[3]	500,188
3,011,465	Series 2019-3, Class A3, 1.780%, 8/15/2023[3]	3,039,366
1,000,000	Series 2019-4, Class A3, 1.830%, 1/18/2024[3]	1,011,871
1,850,000	HPEFS Equipment Trust Series 2021-2A, Class A2, 0.300%, 9/20/2028[3,8,9]	1,849,982
	HPS Loan Management Ltd.
1,250,000	Series 13A-18, Class D, 3.184% (3-Month USD Libor+300 basis points), 10/15/2030[3,4,8]	1,229,643

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Series 6A-2015, Class CR, 2.676% (3-Month USD Libor+250 basis points), 2/5/2031[3,4,8]	$937,715
500,000	Series 15A-19, Class E, 6.784% (3-Month USD Libor+660 basis points), 7/22/2032[3,4,8]	501,253
2,500,000	Series 14A-19, Class ER, 6.326% (3-Month USD Libor+615 basis points), 1/25/2034[3,4,8]	2,477,138
	Hyundai Auto Lease Securitization Trust
260,696	Series 2020-A, Class A2, 1.900%, 5/16/2022[3,8]	260,874
3,550,000	Series 2019-B, Class A4, 2.030%, 6/15/2023[3,8]	3,578,901
6,500,000	Series 2019-B, Class B, 2.130%, 11/15/2023[3,8]	6,568,841
	John Deere Owner Trust
1,129,873	Series 2018-B, Class A3, 3.080%, 11/15/2022[3]	1,135,706
581,883	Series 2020-B, Class A2, 0.410%, 3/15/2023[3]	582,243
3,000,000	Kayne CLO Ltd. Series 2020-8A, Class A1, 1.884% (3-Month USD Libor+170 basis points), 7/15/2031[3,4,8]	3,007,322
2,500,000	LCM Ltd. Series 29A, Class AR, 0.000% (3-Month USD Libor+107 basis points), 4/15/2031[3,4,8]	2,500,000
	Madison Park Funding Ltd.
825,000	Series 2015-19A, Class CR, 2.334% (3-Month USD Libor+215 basis points), 1/22/2028[3,4,8]	819,176
2,000,000	Series 2015-19A, Class DR, 4.534% (3-Month USD Libor+435 basis points), 1/22/2028[3,4,8]	1,920,884
1,500,000	Series 2019-37A, Class D, 3.684% (3-Month USD Libor+350 basis points), 7/15/2032[3,4,8]	1,501,975
2,800,000	Series 2019-36A, Class D, 3.934% (3-Month USD Libor+375 basis points), 1/15/2033[3,4,8]	2,824,668
	Magnetite Ltd.
1,250,000	Series 2015-16A, Class DR, 2.340% (3-Month USD Libor+215 basis points), 1/18/2028[3,4,8]	1,244,223
1,500,000	Series 2020-26A, Class D, 4.744% (3-Month USD Libor+456 basis points), 7/15/2030[3,4,8]	1,502,140
1,000,000	Series 2019-22A, Class ER, 6.499% (3-Month USD Libor+635 basis points), 4/15/2031[3,4,8]	1,007,428
750,000	Series 2020-28A, Class E, 7.256% (3-Month USD Libor+708 basis points), 10/25/2031[3,4,8]	753,668
1,000,000	Series 2019-24A, Class E, 7.134% (3-Month USD Libor+695 basis points), 1/15/2033[3,4,8]	1,005,816
2,000,000	Mariner CLO LLC Series 2016-3A, Class DR2, 3.073% (3-Month USD Libor+290 basis points), 7/23/2029[3,4,8]	1,976,264

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
5,450,000	Mercedes-Benz Auto Lease Trust Series 2021-B, Class A2, 0.220%, 1/16/2024[3]	$5,449,793
	MMAF Equipment Finance LLC
1,300,000	Series 2020-BA, Class A2, 0.380%, 8/14/2023[3,8]	1,301,424
2,570,642	Series 2020-A, Class A2, 0.740%, 4/9/2024[3,8]	2,580,619
	Mountain View CLO Ltd.
500,000	Series 2015-10A, Class CR, 2.038% (3-Month USD Libor+185 basis points), 10/13/2027[3,4,8]	500,369
1,175,000	Series 2019-2A, Class D, 4.554% (3-Month USD Libor+437 basis points), 1/15/2033[3,4,8]	1,183,757
	Nationstar HECM Loan Trust
328,055	Series 2019-1A, Class A, 2.651%, 6/25/2029[3,8,10]	328,954
917,302	Series 2019-2A, Class A, 2.272%, 11/25/2029[3,8,10]	919,919
625,000	Neuberger Berman CLO Ltd. Series 2016-21A, Class DR2, 3.460% (3-Month USD Libor+330 basis points), 4/20/2034[3,4,8]	626,364
	Neuberger Berman Loan Advisers CLO Ltd.
1,750,000	Series 2018-27A, Class D, 2.784% (3-Month USD Libor+260 basis points), 1/15/2030[3,4,8]	1,743,501
533,000	Series 2017-26A, Class E, 6.090% (3-Month USD Libor+590 basis points), 10/18/2030[3,4,8]	529,669
2,000,000	Series 2020-38A, Class E, 7.688% (3-Month USD Libor+750 basis points), 10/20/2032[3,4,8]	2,017,410
1,250,000	Series 2019-35A, Class D, 3.890% (3-Month USD Libor+370 basis points), 1/19/2033[3,4,8]	1,259,793
1,900,000	Series 2019-34A, Class D, 4.388% (3-Month USD Libor+420 basis points), 1/20/2033[3,4,8]	1,921,298
1,000,000	Neuberger Berman Loan Advisers Euro CLO Series 2021-1X, Class D, 3.000% (3-Month EUR Libor+300 basis points), 4/17/2034[3,4]	1,176,863
691,953	New Residential Mortgage Loan Trust Series 2019-NQM4, Class A1, 2.492%, 9/25/2059[3,8,10]	699,468
	Nissan Auto Lease Trust
362,642	Series 2020-A, Class A2A, 1.800%, 5/16/2022[3]	363,048
4,685,000	Series 2020-A, Class A3, 1.840%, 1/17/2023[3]	4,721,983
	OBX Trust
1,574,744	Series 2018-EXP1, Class 2A1, 0.942% (1-Month USD Libor+85 basis points), 4/25/2048[3,4,8]	1,586,908
1,351,859	Series 2020-INV1, Class A11, 0.992% (1-Month USD Libor+90 basis points), 12/25/2049[3,4,8]	1,353,861

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
237,113	Series 2019-EXP1, Class 2A1A, 1.042% (1-Month USD Libor+95 basis points), 1/25/2059[3,4,8]	$237,807
205,640	Series 2019-EXP2, Class 2A1A, 0.992% (1-Month USD Libor+90 basis points), 6/25/2059[3,4,8]	206,671
7,500,000	Series 2019-EXP2, Class 2A1B, 0.992% (1-Month USD Libor+90 basis points), 6/25/2059[3,4,8]	7,522,965
	OCP CLO Ltd.
2,250,000	Series 2014-6A, Class BR, 2.340% (3-Month USD Libor+215 basis points), 10/17/2030[3,4,8]	2,251,395
1,000,000	Series 2020-18A, Class ER, 6.590% (3-Month USD Libor+643 basis points), 7/20/2032[3,4,8]	1,001,919
	Octagon Investment Partners Ltd.
1,250,000	Series 2019-1A, Class D, 3.838% (3-Month USD Libor+365 basis points), 7/20/2032[3,4,8]	1,252,204
750,000	Series 2020-2A, Class D, 4.784% (3-Month USD Libor+460 basis points), 7/15/2033[3,4,8]	751,471
1,000,000	Series 2019-3A, Class ER, 0.000% (3-Month USD Libor+675 basis points), 7/15/2034[3,4,8,9]	1,000,000
	OHA Credit Funding Ltd.
1,750,000	Series 2019-4A, Class D, 3.934% (3-Month USD Libor+375 basis points), 10/22/2032[3,4,8]	1,759,792
2,500,000	Series 2019-2A, Class DR, 3.486% (3-Month USD Libor+330 basis points), 4/21/2034[3,4,8]	2,500,123
1,000,000	Series 2019-2A, Class ER, 6.546% (3-Month USD Libor+636 basis points), 4/21/2034[3,4,8]	999,065
	OHA Credit Partners Ltd.
750,000	Series 2015-11A, Class DR, 3.138% (3-Month USD Libor+295 basis points), 1/20/2032[3,4,8]	749,479
2,750,000	Series 2012-7A, Class D2R3, 4.405% (3-Month USD Libor+425 basis points), 2/20/2034[3,4,8]	2,766,673
3,750,000	Onslow Bay Mortgage Loan Trust Series 2021-NQM2, Class A1, 1.101%, 5/25/2061[3,8,9,10]	3,749,993
23,328	Oscar U.S. Funding LLC Series 2019-2A, Class A2, 2.490%, 8/10/2022[3,8]	23,339
	OZLM Ltd.
1,000,000	Series 2015-12A, Class CR, 3.186% (3-Month USD Libor+300 basis points), 4/30/2027[3,4,8]	1,001,101
1,043,263	Series 2015-13A, Class A1R, 1.266% (3-Month USD Libor+108 basis points), 7/30/2027[3,4,8]	1,043,539
1,000,000	PPM CLO Ltd. Series 2019-3A, Class ER, 6.800% (3-Month USD Libor+661 basis points), 4/17/2034[3,4,8]	999,139

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,363,282	Regatta Funding LP Series 2013-2A, Class A1R3, 1.034% (3-Month USD Libor+85 basis points), 1/15/2029[3,4,8]	$1,362,384
2,500,000	Regatta Funding LP Series 2013-2A, Class CR2, 3.884% (3-Month USD Libor+370 basis points), 1/15/2029[3,4,8]	2,510,936
	Regatta Funding Ltd.
1,525,000	Series 2019-2A, Class D, 4.084% (3-Month USD Libor+390 basis points), 1/15/2033[3,4,8]	1,538,232
1,500,000	Series 2016-1A, Class DR2, 3.235% (3-Month USD Libor+310 basis points), 4/20/2034[3,4,8]	1,500,522
1,500,000	Series 2016-1A, Class ER2, 6.535% (3-Month USD Libor+640 basis points), 6/20/2034[3,4,8]	1,488,750
	Rockford Tower CLO Ltd.
2,000,000	Series 2020-1A, Class D, 4.000% (3-Month USD Libor+375 basis points), 1/20/2032[3,4,8]	2,014,405
2,000,000	Series 2020-1A, Class E, 7.150% (3-Month USD Libor+690 basis points), 1/20/2032[3,4,8]	2,010,840
2,250,000	Shackleton CLO Ltd. Series 2013-4RA, Class C, 3.058% (3-Month USD Libor+287 basis points), 4/13/2031[3,4,8]	2,137,923
2,461,360	STAR Trust Series 2021-1, Class A1, 1.219%, 5/25/20653,8,10	2,470,883
2,000,000	Steele Creek CLO Ltd. Series 2019-2A, Class C, 3.434% (3-Month USD Libor+325 basis points), 7/15/2032[3,4,8]	2,001,847
3,000,000	Symphony CLO Ltd. Series 2018-20A, Class DR, 3.934% (3-Month USD Libor+375 basis points), 1/16/2032[3,4,8]	3,022,679
1,000,000	TCI-Flatiron CLO Ltd. Series 2018-1A, Class ER, 6.327% (3-Month USD Libor+615 basis points), 1/29/2032[3,4,8]	987,553
	Tesla Auto Lease Trust
882,965	Series 2019-A, Class A2, 2.130%, 4/20/2022[3,8]	886,790
1,698,178	Series 2020-A, Class A2, 0.550%, 5/22/2023[3,8]	1,700,727
	TICP CLO Ltd.
750,000	Series 2016-5A, Class ER, 5.940% (3-Month USD Libor+575 basis points), 7/17/2031[3,4,8]	730,191
3,000,000	Series 2020-15A, Class A, 1.468% (3-Month USD Libor+128 basis points), 4/20/2033[3,4,8]	3,011,286
2,250,000	Toyota Lease Owner Trust Series 2021-A, Class A2, 0.270%, 9/20/2023[3,8]	2,250,567

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
1,000,000	Venture CLO Ltd. Series 2020-39A, Class E, 7.814% (3-Month USD Libor+763 basis points), 4/15/2033[3,4,8]	$987,500
3,068,034	Visio Trust Series 2020-1, Class A1, 1.545%, 8/25/2055[3,8,10]	3,088,387
	Volkswagen Auto Loan Enhanced Trust
1,548,659	Series 2018-1, Class A3, 3.020%, 11/21/2022[3]	1,558,151
825,456	Series 2020-1, Class A2A, 0.930%, 12/20/2022[3]	826,459
	Voya CLO Ltd.
3,469,193	Series 2015-1A, Class A1R, 1.090% (3-Month USD Libor+90 basis points), 1/18/2029[3,4,8]	3,471,029
2,000,000	Series 2015-1A, Class CR, 2.540% (3-Month USD Libor+235 basis points), 1/18/2029[3,4,8]	1,939,147
1,750,000	Series 2017-2A, Class A1R, 1.164% (3-Month USD Libor+98 basis points), 6/7/2030[3,4,8]	1,750,214
1,902,151	Series 2013-1A, Class A1AR, 1.394% (3-Month USD Libor+121 basis points), 10/15/2030[3,4,8]	1,902,825
1,000,000	Series 2013-1A, Class CR, 3.134% (3-Month USD Libor+295 basis points), 10/15/2030[3,4,8]	964,097
500,000	Series 2016-1A, Class DR, 5.438% (3-Month USD Libor+525 basis points), 1/20/2031[3,4,8]	464,309
1,250,000	Series 2013-2A, Class CR, 2.926% (3-Month USD Libor+275 basis points), 4/25/2031[3,4,8]	1,215,825
2,000,000	Series 2020-2A, Class E, 8.040% (3-Month USD Libor+785 basis points), 7/19/2031[3,4,8]	2,012,604
1,000,000	Series 2018-3A, Class A1A, 1.334% (3-Month USD Libor+115 basis points), 10/15/2031[3,4,8]	1,000,847
2,000,000	Series 2016-3A, Class CR, 3.440% (3-Month USD Libor+325 basis points), 10/18/2031[3,4,8]	1,937,566
1,950,000	Series 2020-3A, Class E, 6.468% (3-Month USD Libor+628 basis points), 10/20/2031[3,4,8]	1,959,844
1,000,000	Series 2019-4A, Class E, 7.664% (3-Month USD Libor+748 basis points), 1/15/2033[3,4,8]	1,008,635
2,750,000	Wind River CLO Ltd. Series 2013-1A, Class A1RR, 1.168% (3-Month USD Libor+98 basis points), 7/20/2030[3,4,8]	2,750,547
	World Omni Auto Receivables Trust
1,411,012	Series 2020-A, Class A2, 1.710%, 11/15/2022[3]	1,418,507
3,267,232	Series 2018-C, Class A3, 3.130%, 11/15/2023[3]	3,303,492
24,810	World Omni Automobile Lease Securitization Trust Series 2019-B, Class A2A, 2.050%, 7/15/2022[3]	24,828

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	York CLO Ltd.
2,375,000	Series 2016-1A, Class AR, 1.438% (3-Month USD Libor+125 basis points), 10/20/2029[3,4,8]	$2,378,499
1,250,000	Series 2016-1A, Class DR, 3.788% (3-Month USD Libor+360 basis points), 10/20/2029[3,4,8]	1,253,223
2,000,000	Series 2018-1A, Class D, 3.534% (3-Month USD Libor+335 basis points), 10/22/2031[3,4,8]	2,003,311
3,875,000	Series 2019-1A, Class A1, 1.534% (3-Month USD Libor+135 basis points), 7/22/2032[3,4,8]	3,877,364
	Total Asset-Backed Securities
	(Cost $372,822,223)	375,790,254
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 5.1%
1,000,000	AIMCO CLO Series Series 2015-AA, Class ER, 5.384% (3-Month USD Libor+520 basis points), 1/15/2028[3,4,8]	993,219
1,750,000	Alen Mortgage Trust Series 2021-ACEN, Class A, 1.223% (1-Month USD Libor+115 basis points), 4/15/2034[4,8]	1,753,528
	BBCMS Mortgage Trust
2,550,000	Series 2019-BWAY, Class A, 1.029% (1-Month USD Libor+95.6 basis points), 11/15/2034[4,8]	2,545,798
2,000,000	Series 2019-BWAY, Class D, 2.233% (1-Month USD Libor+216 basis points), 11/15/2034[4,8]	1,944,896
1,548,000	Series 2018-TALL, Class A, 0.795% (1-Month USD Libor+72.2 basis points), 3/15/2037[4,8]	1,540,316
1,000,000	Series 2018-TALL, Class B, 1.044% (1-Month USD Libor+97.1 basis points), 3/15/2037[4,8]	987,623
3,025,000	BFLD Trust Series 2021-FPM, Class A, 1.700% (1-Month USD Libor+160 basis points), 6/15/2038[3,4,8]	3,033,954
3,025,000	BPR Trust Series 2021-WILL, Class A, 1.823% (1-Month USD Libor+175 basis points), 6/15/2038[4,8]	3,031,071
3,660,000	BX Commercial Mortgage Trust Series 2019-IMC, Class A, 1.073% (1-Month USD Libor+100 basis points), 4/15/2034[4,8]	3,664,754
	Citigroup Commercial Mortgage Trust
1,200,000	Series 2018-TBR, Class A, 0.903% (1-Month USD Libor+83 basis points), 12/15/2036[3,4,8]	1,200,692
750,000	Series 2018-TBR, Class B, 1.223% (1-Month USD Libor+115 basis points), 12/15/2036[3,4,8]	750,976

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
1,177,632	COMM Series 2013-GAM, Class A2, 3.367%, 2/10/2028[3,8]	$1,173,143
	CORE Mortgage Trust
243,880	Series 2019-CORE, Class A, 0.953% (1-Month USD Libor+88 basis points), 12/15/2031[4,8]	244,269
880,000	Series 2019-CORE, Class B, 1.173% (1-Month USD Libor+110 basis points), 12/15/2031[4,8]	880,509
	CSMC
750,000	Series 2020-FACT, Class B, 2.073% (1-Month USD Libor+200 basis points), 10/15/2037[4,8]	756,235
1,495,000	Series 2017-TIME, Class B, 3.775%, 11/13/2039[8,10]	1,348,852
2,852,252	DBUBS Mortgage Trust Series 2011-LC3A, Class PM1, 4.452%, 5/10/2044[3,8]	2,849,419
861,356	Fannie Mae Grantor Trust Series 2004-T5, Class AB4, 0.632%, 5/28/2035[3,10]	831,810
28,053	FDIC Guaranteed Notes Trust Series 2010-S2, Class 2A, 2.570%, 7/29/2047[3,8]	28,124
	Great Wolf Trust
2,500,000	Series 2019-WOLF, Class B, 1.407% (1-Month USD Libor+133.4 basis points), 12/15/2036[4,8]	2,504,202
1,250,000	Series 2019-WOLF, Class C, 1.706% (1-Month USD Libor+163.3 basis points), 12/15/2036[4,8]	1,251,891
	Hilton Orlando Trust
2,983,000	Series 2018-ORL, Class A, 0.993% (1-Month USD Libor+92 basis points), 12/15/2034[4,8]	2,988,325
1,055,000	Series 2018-ORL, Class B, 1.273% (1-Month USD Libor+120 basis points), 12/15/2034[4,8]	1,057,007
54,213	Mellon Residential Funding Series 1999-TBC3, Class A2, 2.610%, 10/20/2029[3,10]	54,963
	U.S. USDC
1,500,000	Series 2018-USDC, Class D, 4.642%, 5/13/2038[8,10]	1,419,837
1,350,000	Series 2018-USDC, Class E, 4.642%, 5/13/2038[8,10]	1,176,328
500,000	UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class B, 3.718%, 12/10/2045[3,8,10]	514,299
1,971,012	West Town Mall Trust Series 2017-KNOX, Class A, 3.823%, 7/5/2030[8]	1,978,900
1,575,000	Worldwide Plaza Trust Series 2017-WWP, Class F, 3.715%, 11/10/2036[8,10]	1,447,543
	Total Commercial Mortgage-Backed Securities
	(Cost $43,435,443)	43,952,483

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE — 26.0%
	BASIC MATERIALS — 1.3%
1,640,000	DuPont de Nemours, Inc. 4.205%, 11/15/2023[3]	$1,777,076
3,540,000	Georgia-Pacific LLC 0.625%, 5/15/2024[8]	3,527,709
1,210,000	H.B. Fuller Co. 4.250%, 10/15/2028[3]	1,252,350
1,000,000	Kraton Polymers LLC / Kraton Polymers Capital Corp. 4.250%, 12/15/2025[3,8]	1,023,050
340,000	Methanex Corp. 4.250%, 12/1/2024[3,5]	361,323
1,835,000	Nucor Corp. 4.000%, 8/1/2023[3]	1,956,172
1,003,000	OCI N.V. 4.625%, 10/15/2025[3,5,8]	1,049,233
		10,946,913
	COMMUNICATIONS — 1.5%
750,000	Arches Buyer, Inc. 4.250%, 6/1/2028[3,8]	742,631
2,000,000	AT&T, Inc. 0.900%, 3/25/2024[3]	2,004,554
3,000,000	E*TRADE Financial Corp. 2.950%, 8/24/2022[3]	3,082,386
4,053,000	Fox Corp. 4.030%, 1/25/2024[3]	4,392,354
700,000	Match Group, Inc. 4.625%, 6/1/2028[3,8]	729,309
989,000	Verizon Communications, Inc. 0.750%, 3/22/2024	993,554
500,000	ViaSat, Inc. 6.500%, 7/15/2028[3,8]	533,920
		12,478,708
	CONSUMER, CYCLICAL — 3.7%
711,000	7-Eleven, Inc. 0.800%, 2/10/2024[3,8]	709,509
215,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.750%, 4/20/2029[5,8]	232,738
810,000	American Honda Finance Corp. 0.650%, 9/8/2023	813,917
2,875,000	Aptiv Corp. 4.150%, 3/15/2024[3]	3,121,241

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
	BMW U.S. Capital LLC
1,324,000	2.250%, 9/15/2023[3,8]	$1,371,773
500,000	0.800%, 4/1/2024[8]	502,450
950,000	3.150%, 4/18/2024[3,8]	1,013,647
	Daimler Finance North America LLC
700,000	2.550%, 8/15/2022[8]	716,645
2,550,000	2.125%, 3/10/2025[8]	2,641,695
1,000,000	Dana, Inc. 5.625%, 6/15/2028[3]	1,084,200
1,000,000	Delta Air Lines, Inc. / SkyMiles IP Ltd. 4.750%, 10/20/2028[5,8]	1,112,566
250,000	Everi Holdings, Inc. 5.000%, 7/15/2029[3,8]	250,000
1,025,000	GYP Holdings Corp. 4.625%, 5/1/2029[3,8]	1,031,826
800,000	Harley-Davidson Financial Services, Inc. 3.350%, 6/8/2025[3,8]	856,482
580,000	Hyundai Capital America 1.137% (3-Month USD Libor+94 basis points), 7/8/2021[4,8]	580,071
1,000,000	International Game Technology PLC 5.250%, 1/15/2029[3,5,8]	1,073,925
825,000	Midwest Gaming Borrower LLC 4.875%, 5/1/2029[3,8]	827,063
110,000	PACCAR Financial Corp. 2.650%, 4/6/2023	114,457
2,650,000	Ross Stores, Inc. 4.700%, 4/15/2027[3]	3,069,124
	Sally Holdings LLC / Sally Capital, Inc.
180,000	8.750%, 4/30/2025[3,8]	197,325
770,000	5.625%, 12/1/2025[3]	795,988
1,000,000	Shea Homes LP / Shea Homes Funding Corp. 4.750%, 4/1/2029[3,8]	1,030,755
2,026,000	Toyota Motor Credit Corp. 2.250%, 10/18/2023	2,112,036
750,000	Tri Pointe Group, Inc. 5.250%, 6/1/2027[3]	816,435
630,000	Under Armour, Inc. 3.250%, 6/15/2026[3]	653,518
1,000,000	Vail Resorts, Inc. 6.250%, 5/15/2025[3,8]	1,073,260

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, CYCLICAL (Continued)
770,000	VF Corp. 2.400%, 4/23/2025[3]	$807,963
	Volkswagen Group of America Finance LLC
2,045,000	2.700%, 9/26/2022[8]	2,102,358
300,000	0.750%, 11/23/2022[8]	301,167
300,000	0.875%, 11/22/2023[8]	300,916
		31,315,050
	CONSUMER, NON-CYCLICAL — 5.6%
2,872,000	AbbVie, Inc. 2.300%, 11/21/2022	2,948,487
1,000,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC 5.875%, 2/15/2028[3,8]	1,078,740
4,250,000	AstraZeneca PLC 0.300%, 5/26/2023[3,5]	4,239,145
640,000	Bayer U.S. Finance II LLC 3.375%, 7/15/2024[3,8]	682,427
2,600,000	Campbell Soup Co. 3.300%, 3/19/2025[3]	2,809,830
335,000	Centene Corp. 3.000%, 10/15/2030[3]	344,558
1,000,000	CoreLogic, Inc. 4.500%, 5/1/2028[3,8]	992,500
	Danone S.A.
1,000,000	2.077%, 11/2/2021[3,5,8]	1,004,653
3,420,000	2.589%, 11/2/2023[3,5,8]	3,567,652
1,539,000	Gilead Sciences, Inc. 0.750%, 9/29/2023[3]	1,539,819
1,900,000	Heineken N.V. 2.750%, 4/1/2023[5,8]	1,970,667
1,985,000	Humana, Inc. 4.500%, 4/1/2025[3]	2,224,022
	IHS Markit Ltd.
2,161,000	5.000%, 11/1/2022[3,5,8]	2,267,070
1,750,000	4.125%, 8/1/2023[3,5]	1,871,450
500,000	IQVIA, Inc. 2.250%, 3/15/2029[3]	592,404
	Johnson & Johnson
345,000	0.550%, 9/1/2025[3]	342,043
690,000	0.950%, 9/1/2027[3]	677,756

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
690,000	Laboratory Corp. of America Holdings 3.250%, 9/1/2024[3]	$738,782
3,000,000	Mondelez International Holdings Netherlands B.V. 2.000%, 10/28/2021[3,5,8]	3,012,762
335,000	Nielsen Finance LLC / Nielsen Finance Co. 4.500%, 7/15/2029[3,8]	336,357
355,000	Organon & Co / Organon Foreign Debt Co-Issuer 4.125%, 4/30/2028[3,8]	362,473
1,535,000	Paysafe Finance PLC / Paysafe Holdings U.S. Corp. 4.000%, 6/15/2029[3,8]	1,513,894
4,000,000	PepsiCo, Inc. 2.750%, 3/1/2023	4,162,768
1,495,000	Perrigo Finance Unlimited Co. 3.150%, 6/15/2030[3,5]	1,528,791
2,000,000	Pfizer, Inc. 3.400%, 5/15/2024	2,166,326
1,300,000	Square, Inc. 2.750%, 6/1/2026[3,8]	1,324,375
2,000,000	Stryker Corp. 1.150%, 6/15/2025[3]	2,015,934
500,000	TreeHouse Foods, Inc. 4.000%, 9/1/2028[3]	496,997
1,042,000	Universal Health Services, Inc. 2.650%, 10/15/2030[3,8]	1,049,065
		47,861,747
	ENERGY — 1.7%
2,000,000	Cheniere Energy, Inc. 4.625%, 10/15/2028[3,8]	2,112,500
2,000,000	Energy Transfer Partners LP / Regency Energy Finance Corp. 5.000%, 10/1/2022[3]	2,085,290
3,000,000	Enterprise Products Operating LLC 3.500%, 2/1/2022	3,057,687
	Phillips 66
2,565,000	0.900%, 2/15/2024[3]	2,568,532
290,000	1.300%, 2/15/2026[3]	290,055
3,000,000	Valero Energy Corp. 1.200%, 3/15/2024	3,027,825
1,500,000	Williams Cos., Inc. 3.600%, 3/15/2022[3]	1,525,323
		14,667,212

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	FINANCIAL — 4.1%
	American Express Co.
2,250,000	3.400%, 2/22/2024[3]	$2,407,975
2,000,000	3.625%, 12/5/2024[3]	2,187,798
3,500,000	American International Group, Inc. 4.875%, 6/1/2022	3,643,993
4,000,000	American Tower Corp. 3.375%, 5/15/2024[3]	4,281,224
215,000	Compass Group Diversified Holdings LLC 5.250%, 4/15/2029[3,8]	223,869
3,500,000	Eaton Vance Corp. 3.625%, 6/15/2023	3,706,052
	Goldman Sachs Group, Inc.
1,500,000	5.750%, 1/24/2022	1,546,491
2,700,000	4.000%, 3/3/2024	2,933,588
	Icahn Enterprises LP / Icahn Enterprises Finance Corp.
1,000,000	6.250%, 5/15/2026[3]	1,062,700
665,000	4.375%, 2/1/2029[3,8]	663,853
175,000	Iron Mountain, Inc. 5.000%, 7/15/2028[3,8]	182,201
1,000,000	JPMorgan Chase & Co. 3.875%, 9/10/2024	1,090,560
3,950,000	Mitsubishi UFJ Financial Group, Inc. 2.998%, 2/22/2022[5]	4,020,555
1,020,000	RLJ Lodging Trust LP 3.750%, 7/1/2026[3,8]	1,031,475
3,400,000	Toronto-Dominion Bank 1.150%, 6/12/2025[5]	3,426,326
1,250,000	VICI Properties LP / VICI Note Co., Inc. 4.250%, 12/1/2026[3,8]	1,301,838
1,791,000	Wells Fargo & Co. 3.500%, 3/8/2022	1,831,002
		35,541,500
	INDUSTRIAL — 3.0%
1,000,000	BAE Systems Holdings, Inc. 3.800%, 10/7/2024[8]	1,088,856
4,125,000	Caterpillar Financial Services Corp. 3.650%, 12/7/2023	4,443,961
750,000	Clean Harbors, Inc. 4.875%, 7/15/2027[3,8]	787,931

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
2,425,000	CNH Industrial Capital LLC 3.875%, 10/15/2021	$2,447,955
	GXO Logistics, Inc.
555,000	1.650%, 7/15/2026[3,8]	552,897
335,000	2.650%, 7/15/2031[3,8]	332,729
503,000	Hillenbrand, Inc. 5.750%, 6/15/2025[3]	540,549
350,000	Intertape Polymer Group, Inc. 4.375%, 6/15/2029[3,5,8]	355,366
1,201,000	L3Harris Technologies, Inc. 3.950%, 5/28/2024[3]	1,302,308
1,250,000	Mueller Water Products, Inc. 4.000%, 6/15/2029[3,8]	1,286,087
2,850,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.375%, 2/1/2022[3,8]	2,885,146
580,000	Republic Services, Inc. 0.875%, 11/15/2025[3]	575,039
4,965,000	Schneider Electric S.E. 2.950%, 9/27/2022[5,8]	5,119,362
1,000,000	Standard Industries, Inc. 3.375%, 1/15/2031[3,8]	958,560
155,000	Stericycle, Inc. 3.875%, 1/15/2029[3,8]	155,235
	Summit Materials LLC / Summit Materials Finance Corp.
562,000	6.500%, 3/15/2027[3,8]	596,928
435,000	5.250%, 1/15/2029[3,8]	462,770
250,000	TTM Technologies, Inc. 4.000%, 3/1/2029[3,8]	251,828
1,000,000	Weekley Homes LLC / Weekley Finance Corp. 4.875%, 9/15/2028[3,8]	1,038,460
	WESCO Distribution, Inc.
135,000	7.125%, 6/15/2025[3,8]	146,063
180,000	7.250%, 6/15/2028[3,8]	200,733
		25,528,763
	TECHNOLOGY — 3.0%
	Analog Devices, Inc.
2,500,000	2.500%, 12/5/2021[3]	2,519,553
1,315,000	2.950%, 4/1/2025[3]	1,408,284
1,500,000	Apple, Inc. 1.125%, 5/11/2025[3]	1,518,267

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
2,000,000	Booz Allen Hamilton, Inc. 3.875%, 9/1/2028[3,8]	$2,045,070
250,000	Brunello Bidco S.p.A. 3.500%, 2/15/2028[3]	296,990
2,720,000	Cadence Design Systems, Inc. 4.375%, 10/15/2024[3]	2,993,537
1,000,000	Dell International LLC / EMC Corp. 6.020%, 6/15/2026[3]	1,201,069
200,000	Hewlett Packard Enterprise Co. 1.450%, 4/1/2024[3]	203,501
	Infor, Inc.
270,000	1.450%, 7/15/2023[3,8]	273,239
270,000	1.750%, 7/15/2025[3,8]	275,820
1,500,000	Marvell Technology, Inc. 4.200%, 6/22/2023[3,8]	1,595,262
3,600,000	Microchip Technology, Inc. 2.670%, 9/1/2023	3,751,448
1,000,000	NCR Corp. 5.000%, 10/1/2028[3,8]	1,035,560
3,540,000	Oracle Corp. 2.500%, 4/1/2025[3]	3,720,345
525,000	Qorvo, Inc. 4.375%, 10/15/2029[3]	573,006
1,000,000	Science Applications International Corp. 4.875%, 4/1/2028[3,8]	1,052,325
160,000	Seagate HDD Cayman 3.125%, 7/15/2029[3,5,8]	155,245
1,090,000	Twilio, Inc. 3.625%, 3/15/2029[3]	1,113,163
		25,731,684
	UTILITIES — 2.1%
3,500,000	Avangrid, Inc. 3.150%, 12/1/2024[3]	3,746,011
2,090,000	Berkshire Hathaway Energy Co. 4.050%, 4/15/2025[3]	2,322,291
750,000	Calpine Corp. 4.500%, 2/15/2028[3,8]	765,938
2,880,000	Dominion Energy, Inc. 2.715%, 8/15/2021[11]	2,888,306
500,000	Duke Energy Corp. 1.800%, 9/1/2021[3]	500,487

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	UTILITIES (Continued)
2,412,000	Georgia Power Co. 2.200%, 9/15/2024[3]	$2,511,755
1,000,000	NRG Energy, Inc. 5.750%, 1/15/2028[3]	1,068,025
4,000,000	Public Service Enterprise Group, Inc. 2.000%, 11/15/2021[3]	4,020,080
250,000	Southern Power Co. 0.900%, 1/15/2026[3]	245,554
175,000	Vistra Operations Co. LLC 4.375%, 5/1/2029[3,8]	176,094
		18,244,541
	Total Corporate
	(Cost $220,700,823)	222,316,118
	U.S. GOVERNMENT — 6.4%
	United States Treasury Bill
12,000,000	0.010%, 8/5/2021	11,999,508
14,250,000	0.003%, 8/19/2021	14,249,231
14,250,000	0.008%, 9/2/2021	14,248,817
14,500,000	0.008%, 9/16/2021	14,498,753
	Total U.S. Government
	(Cost $54,999,303)	54,996,309
	Total Bonds
	(Cost $691,957,792)	697,055,164

Principal Amount
	COMMERCIAL PAPER — 8.9%
$5,000,000	Amcor Flexibles N.A. 0.110%, 7/15/2021	4,999,680
5,000,000	American Honda Finance Corp. 0.160%, 9/9/2021	4,998,075
5,400,000	American Water Capital 0.090%, 7/14/2021	5,399,741
5,500,000	Canadian National Railway 0.280%, 7/26/2021	5,499,433
6,000,000	Cigna Corp. 0.250%, 8/5/2021	5,999,058
3,500,000	Dominion Resources 0.210%, 7/19/2021	3,499,745

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount		Value
	COMMERCIAL PAPER (Continued)
$6,150,000	Engie S.A. 0.130%, 8/24/2021	$6,148,733
6,150,000	Entergy Corp. 0.180%, 8/23/2021	6,148,296
3,500,000	Hyundai Capital America 0.270%, 10/1/2021	3,498,499
5,500,000	Keurig Dr Pepper, Inc. 0.230%, 12/30/2021	5,493,400
6,000,000	L'Oreal USA, Inc. 0.030%, 7/13/2021	5,999,892
6,000,000	Novartis Finance Corp. 0.010%, 7/13/2021	5,999,862
5,400,000	United Parcel Service 0.010%, 8/16/2021	5,399,611
5,000,000	VW Credit, Inc. 0.170%, 9/8/2021	4,998,230
1,450,000	Waste Management, Inc. 0.300%, 7/6/2021	1,449,971
	Total Commercial Paper
	(Cost $75,531,701)	75,532,226

Number of Contracts
	PURCHASED OPTION CONTRACTS — 0.0%
	PUT OPTIONS — 0.0%
	EQUITY — 0.0%
	iShares 20+ Year Treasury Bond ETF
1,933	Exercise Price: $120.00, Notional Amount: $23,196,000, Expiration Date: July 16, 2021	$1,933
966	Exercise Price: $125.00, Notional Amount: $12,075,000, Expiration Date: July 16, 2021	1,932
1,933	Exercise Price: $120.00, Notional Amount: $23,196,000, Expiration Date: August 20, 2021	14,498
1,933	Exercise Price: $115.00, Notional Amount: $22,229,500, Expiration Date: October 15, 2021	56,057
386	Exercise Price: $120.00, Notional Amount: $4,632,000, Expiration Date: October 15, 2021	10,422
		84,842
	Total Put Options
	(Cost $401,833)	84,842
	Total Purchased Option Contracts
	(Cost $401,833)	84,842

Palmer Square Income Plus Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Number of Shares		Value
	SHORT-TERM INVESTMENTS — 3.3%
6,391,373	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 0.01%[12]	$6,391,373
22,045,256	Federated Treasury Obligations Fund - Institutional Class, 0.01%[12]	22,045,256
	Total Short-Term Investments
	(Cost $28,436,629)	28,436,629
	TOTAL INVESTMENTS — 102.2%
	(Cost $869,412,256)	874,668,125
	Liabilities in Excess of Other Assets — (2.2)%	(18,424,248)
	TOTAL NET ASSETS — 100.0%	$856,243,877

Principal Amount
	SECURITIES SOLD SHORT — (6.6)%
	BONDS — (6.6)%
	U.S. GOVERNMENT — (6.6)%
	United States Treasury Note
$(15,300,000)	1.250%, 8/31/2024	(15,663,972)
(10,850,000)	1.625%, 2/15/2026	(11,249,671)
(500,000)	0.750%, 5/31/2026	(497,187)
(12,055,000)	0.625%, 3/31/2027	(11,796,951)
(170,000)	1.125%, 2/29/2028	(169,522)
(10,050,000)	1.500%, 2/15/2030	(10,150,892)
(6,870,000)	1.125%, 2/15/2031	(6,670,344)
(320,000)	1.625%, 5/15/2031	(324,950)
	Total U.S. Government
	(Proceeds $56,880,639)	(56,523,489)
	Total Bonds
	(Proceeds $56,880,639)	(56,523,489)
	Total Securities Sold Short
	(Proceeds $56,880,639)	$(56,523,489)

[1]	Local currency.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

[3]	Callable.
[4]	Floating rate security.
[5]	Foreign security denominated in U.S. Dollars.
[6]	All or a portion of the loan is unfunded.
[7]	Denotes investments purchased on a when-issued or delayed delivery basis.
[8]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $411,010,322 which represents 48.00% of total net assets of the Fund.
[9]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 1.40% of Net Assets. The total value of these securities is $11,974,975.
[10]	Variable rate security.
[11]	Step rate security.
[12]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

FUTURES CONTRACTS

Number of					Unrealized
Contracts		Expiration	Value at	Value at	Appreciation
Long (Short)	Description	Date	Trade Date	June 30, 2021	(Depreciation)
(100)	U.S. 10 Year Treasury Note	Sept 2021	$(13,225,438)	$(13,250,000)	$(24,562)
TOTAL FUTURES CONTRACTS			$(13,225,438)	$(13,250,000)	$(24,562)

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

SWAP CONTRACTS

CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Rating(a) (S&P)	Pay/(b) Receive Fixed Rate	Fixed Rate/ Frequency	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)	Value
J.P. Morgan
Markit CDX NA High Yield
CDSI Series 35 Index	B+	Receive	5%/Quarterly	12/20/25	$7,500,000	$1,122,000	$141,908	$1,263,908
Markit CMBX Investment Grade
CDSI Series 6 Index	BBB-	Receive	3%/Quarterly	5/11/63	2,000,000	(482,500)	(45,478)	(527,978)
Markit CDX NA Investment Grade
CDSI Series 33 Index	BBB-	Receive	1%/Quarterly	12/20/24	6,500,000	(165,750)	29,934	(135,816)
TOTAL CREDIT DEFAULT SWAP CONTRACTS						$473,750	$126,364	$600,114

(a)	Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Standard & Poor’s (S&P) ratings are believed to be the most recent ratings available at June 30, 2021.
(b)	If Palmer Square Income Plus Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If Palmer Square Income Plus Fund is receiving a fixed rate, Palmer Square Income Plus Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

			Currency	Value At		Unrealized
		Currency	Amount	Settlement	Value At	Appreciation
Purchase Contracts		Exchange	Purchased	Date	June 30, 2021	(Depreciation)
Euro	JP Morgan	EUR per USD	1,000,000	$1,224,500	$1,193,035	$(31,465)
				1,224,500	1,193,035	(31,465)

			Currency	Value At		Unrealized
		Currency	Amount	Settlement	Value At	Appreciation
Sale Contracts	Counterparty	Exchange	Sold	Date	June 30, 2021	(Depreciation)
Euro	JP Morgan	EUR per USD	(6,900,000)	$(8,313,947)	$(8,240,775)	$73,172
				(8,313,947)	(8,240,775)	73,172
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS				$(7,089,447)	$(7,047,740)	$41,707

EUR – Euro

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

SUMMARY OF INVESTMENTS

As of June 30, 2021

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	43.9%
Corporate	26.0%
U.S. Government	6.4%
Commercial Mortgage-Backed Securities	5.1%
Total Bonds	81.4%
Commercial Paper	8.9%
Bank Loans	8.6%
Purchased Option Contracts
Put Options	0.0%
Total Purchased Option Contracts	0.0%
Short-Term Investments	3.3%
Total Investments	102.2%
Liabilities in Excess of Other Assets	(2.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2021

Assets:
Investments, at value (cost $869,010,423)	$874,583,283
Purchased options contracts, at value (cost $401,833)	84,842
Foreign currency, at value (cost $1,800,225)	1,764,121
Cash	129,397
Cash held by broker for futures contracts	570,840
Cash held by broker for securities sold short and swap contracts	55,911,239
Segregated cash held by custodian for benefit of brokers for securities sold short and swap contracts	3,010,000
Receivables:
Premiums paid on open swap contracts	1,122,000
Unrealized appreciation on open swap contracts	171,842
Unrealized appreciation on forward foreign currency exchange contracts	41,707
Investment securities sold	12,471,575
Fund shares sold	1,282,224
Interest	3,602,476
Prepaid expenses	48,071
Total assets	954,793,617

Liabilities:
Securities sold short, at value (proceeds $56,880,639)	56,523,489
Payables:
Premiums received on open swap contracts	648,250
Unrealized depreciation on open swap contracts	45,478
Variation margin on futures contracts	24,562
Investment securities purchased	40,012,703
Fund shares redeemed	286,089
Advisory fees	342,529
Shareholder servicing fees (Note 6)	135,475
Fund administration and accounting fees	115,137
Transfer agent fees and expenses	8,829
Custody fees	16,232
Interest on securities sold short	234,895
Commitment fees payable (Note 13)	45,067
Auditing fees	31,000
Trustees' deferred compensation (Note 3)	8,348
Chief Compliance Officer fees	2,405
Trustees' fees and expenses	674
Accrued other expenses	68,578
Total liabilities	98,549,740

Net Assets	$856,243,877

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$863,946,578
Total accumulated deficit	(7,702,701)
Net Assets	$856,243,877

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$856,243,877
Shares of beneficial interest issued and outstanding	85,073,667
Offering and redemption price per share	$10.06

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2021

Investment Income:
Interest (net of foreign withholding taxes of $1,058)	$18,181,973
Total investment income	18,181,973

Expenses:
Advisory fees	3,508,766
Shareholder servicing fees (Note 6)	608,440
Fund administration and accounting fees	602,390
Transfer agent fees and expenses	33,595
Custody fees	53,808
Interest on securities sold short	850,566
Brokerage expense	529,609
Commitment fees (Note 13)	76,770
Registration fees	52,625
Legal fees	39,176
Auditing fees	31,000
Shareholder reporting fees	30,977
Miscellaneous	26,507
Trustees' fees and expenses	14,796
Chief Compliance Officer fees	9,247
Insurance fees	3,580
Total expenses	6,471,852
Advisory fees recovered	292,580
Net expenses	6,764,432
Net investment income	11,417,541

Realized and Unrealized Gain (Loss):
Net realized gain on:
Investments	13,396,633
Futures contracts	367,829
Purchased options contracts	201,718
Securities sold short	971,214
Swap contracts	347,816
Foreign currency transactions	28,209
Net realized gain	15,313,419
Net change in unrealized appreciation/depreciation on:
Investments	3,256,410
Futures contracts	(24,562)
Purchased options contracts	(316,991)
Securities sold short	1,188,094
Forward contracts	41,707
Swap contracts	126,364
Foreign currency transactions	(31,542)
Net change in unrealized appreciation/depreciation	4,239,480
Net realized and unrealized gain	19,552,899

Net Increase in Net Assets from Operations	$30,970,440

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$11,417,541	$17,275,120
Net realized gain (loss) on investments, futures contracts,
purchased option contracts, securities sold short,
swap contracts, and foreign currency	15,313,419	(9,980,317)
Net change in unrealized appreciation/depreciation on investments, futures contracts, purchased options contracts,
securities sold short, swap contract,
forward contracts, and foreign currency	4,239,480	522,389
Net increase in net assets resulting from operations	30,970,440	7,817,192

Distributions to Shareholders:
Distributions	(10,990,460)	(17,275,027)
Total distributions to shareholders	(10,990,460)	(17,275,027)

Capital Transactions:
Net proceeds from shares sold	395,909,050	356,812,904
Reinvestment of distributions	9,289,799	14,384,526
Cost of shares redeemed	(194,282,012)	(319,126,575)
Net increase in net assets from capital transactions	210,916,837	52,070,855

Total increase in net assets	230,896,817	42,613,020

Net Assets:
Beginning of period	625,347,060	582,734,040
End of period	$856,243,877	$625,347,060

Capital Share Transactions:
Shares sold	39,446,536	36,563,529
Shares reinvested	928,634	1,494,982
Shares redeemed	(19,413,625)	(32,958,945)

Net increase in capital share transactions	20,961,545	5,099,566

See accompanying Notes to Financial Statements.

Palmer Square Income Plus Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

			For the Period
			February 1, 2019
	For the Year Ended June 30,		through	For the Year Ended January 31,
	2021	2020	June 30, 2019*	2019	2018	2017
Net asset value, beginning of period	$9.75	$9.87	$9.83	$9.90	$9.81	$9.37
Income from Investment Operations:
Net investment income[1,2]	0.16	0.28	0.14	0.29	0.27	0.36
Net realized and unrealized gain (loss)	0.30	(0.13)	0.06	(0.08)	0.07	0.48
Net increase from reimbursement by affiliate
for valuation error	-	-	-	-	-	0.01 [7]
Total from investment operations	0.46	0.15	0.20	0.21	0.34	0.85

Less Distributions:
From net investment income	(0.15)	(0.27)	(0.16)	(0.28)	(0.25)	(0.41)
Total distributions	(0.15)	(0.27)	(0.16)	(0.28)	(0.25)	(0.41)

Redemption fee proceeds[1]	-	-	-	-	- [3]	- [3]

Net asset value, end of period	$10.06	$9.75	$9.87	$9.83	$9.90	$9.81

Total return[4]	4.75%	1.64%	2.01%[8]	2.11%	3.50%	9.39%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$856,244	$625,347	$582,734	$544,830	$458,328	$354,076

Ratio of expenses to average net assets
(including brokerage expense, commitment fees
and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[5,6]	0.90%	0.82%	0.77%[9]	0.80%	0.81%	0.84%
After fees waived and expenses absorbed/recovered[5,6]	0.94%	0.85%	0.77%[9]	0.77%	0.76%	0.77%

Ratio of net investment income to average net assets
(including brokerage expense, commitment fees
and interest on securities sold short):
Before fees waived and expenses absorbed/recovered[2]	1.64%	2.86%	3.44%[9]	2.89%	2.65%	3.69%
After fees waived and expenses absorbed/recovered[2]	1.60%	2.83%	3.44%[9]	2.92%	2.70%	3.76%

Portfolio turnover rate	167%	147%	45%[8]	214%	361%	202%

*	Fiscal year end changed to June 30 effective February 1, 2019.
[1]	Based on average shares outstanding for the period.
[2]	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests. The ratio does not include net investment income of the investment companies in which the Fund invests.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been higher/lower had expenses not been recovered/waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the fiscal year ended January 31, 2017, 0.11% of the Fund's total return consists of a reimbursement by an affiliate for valuation error.
[5]	Does not include expenses of the investment companies in which the Fund invests.
[6]	If brokerage expense, commitment fees, and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.20% and 0.10% for the fiscal years ended June 30, 2021 and 2020, respectively, 0.02% for the period ended June 30, 2019, 0.02%, 0.01%, and 0.05% for the fiscal years ended January 31, 2019, 2018, and 2017, respectively.
[7]	The Advisor reimbursed the Fund $226,661 for losses from a valuation error during the fiscal year ended January 31, 2017.
[8]	Not annualized.
[9]	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund (PSDSX)

June 2021

As a refresher, the investment objective of the Palmer Square Ultra-Short Duration Investment Grade Fund (the “Fund”) is to seek income. A secondary objective of the Fund is to seek capital appreciation. The Fund is invested primarily in a broad universe of credit such as fixed and floating rate investment grade corporate bond and notes, collateralized loan obligation (“CLOs”) debt, traditional asset-backed securities (“ABS”) debt, and commercial paper. We believe our portfolio presents an ultra-short duration income alternative for investors targeting potential yield, capital preservation, and low volatility.

Since inception (10/7/2016), the Fund has had a flat or positive daily performance 96% of the time.

Performance Overview

The Fund returned 0.87% (net of fees) for the fiscal year-ending 6/30/2021. The Fund’s current yield is 1.55% and yield to expected call* is 0.72%. Interest rate duration* 0.57 years and spread duration* is 0.85 years.

The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 866-933-9033..

	Allocation	6/30/2021 Price	Yield to Expected Call*
Corp IG Fixed	31%	$102.96	0.59%
Corp IG FRN	1%	$100.43	0.28%
Commercial Paper	10%	$99.98	0.14%
CLO AAA	15%	$100.07	0.99%
CLO AA	8%	$99.77	1.64%
CLO A	5%	$100.17	1.75%
CLO BBB	2%	$100.19	2.28%
CMBS	1%	$100.20	0.82%
RMBS	1%	$100.11	0.91%
ABS	12%	$100.57	0.25%
Gov’t Bonds	7%	$99.99	0.05%

Source: Palmer Square as of 6/30/2021. Please see Notes and Disclosure for definitions.

Portfolio Snapshot

Please refer to the table below for a portfolio snapshot.

	6/30/2020	9/30/2020	12/31/2020	3/31/2021	6/30/2021
Interest Rate Duration*	0.70 yrs	0.69 yrs	0.72 yrs	0.56 yrs	0.57 yrs
Spread Duration*	1.11 yrs	1.09 yrs	1.10 yrs	0.79 yrs	0.85 yrs
Yield to Expected Call*	1.02%	0.84%	0.68%	0.67%	0.72%
Yield to Maturity	0.97%	0.80%	0.68%	0.76%	0.93%
Current Yield	1.93%	1.73%	1.70%	1.61%	1.55%
30-day SEC Yield (net of fees)	0.80%	0.49%	0.40%	0.14%	0.28%
30-day SEC Yield (gross of fees)	0.50%	0.22%	0.23%	0.00%	0.24%
Weighted Average Price	$101.0	$101.4	$101.6	$101.3	$101.1

Source: Palmer Square. Past performance does not guarantee future results. * Please see Notes and Disclosure for definitions.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Summary on Attribution, Positioning and Outlook

Fund Allocation/Attribution:

Allocation and Gross Attribution

	6/30/2020 Allocation	9/30/2020 Allocation	12/31/2020 Allocation	3/31/2021 Allocation	6/30/2021 Allocation	7/1/2020 to 6/30/2021 Gross Attribution
IG Corp Fixed	34%	37%	38%	33%	31%	0.38%
IG Corp FRN	6%	5%	2%	2%	1%	0.03%
CLO Debt	15%	15%	20%	29%	30%	0.82%
ABS	21%	20%	20%	14%	12%	0.09%
RMBS	3%	2%	1%	0%	1%	0.01%
CMBS	2%	2%	2%	2%	1%	0.09%
Commercial Paper	4%	5%	8%	10%	10%	0.01%
Bank Loans	0%	0%	0%	0%	3%	0.02%
Gov’t Bonds	12%	10%	10%	7%	7%	0.01%
Cash	3%	3%	0%	2%	5%	0.00%

Please note allocation above is a % of NAV. Gross attribution does not include expenses and fees if applicable. Please see Notes and Disclosure.

Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted.

2021 Fund Outlook:

•	Solid Diversification - We believe we have solid diversification across both corporate and structured credit. The four main tools we have utilized to do this include investment grade corporate bonds, commercial paper, traditional asset-backed securities, and CLO debt.

•	Lower Spread Duration Yet Solid Yield -

»	Shorter maturity debt/low spread duration (the percentage price change of a bond’s price given a 1% change in the yield spread) of 0.85 years should keep susceptibility to spread widening risk and volatility low (note: we already had low interest rate duration (the percentage price change of a bond’s price given a 1% change in interest rates)).

»	Approximately 55% of the portfolio is typically self-liquidating within one year.

»	Focus on the top end of the credit quality spectrum.

»	Maintained a strong current yield of 1.55%.

•	Investment Grade Corporate Bond Allocation - Overall investment grade corporate bond exposure decreased by approximately 3% from last quarter to 32%. The modest decrease in IG bonds was due mainly to 1) continued compression in spreads and yields, and 2) a 3% allocation to IG loans, which offer more attractive yields with zero rate duration.

•	CLO Allocation/Opportunity to Capture Yield and Total Return - We believe the Fund’s CLO allocation continues to be well-positioned to offer significant yield (especially on a risk adjusted basis).

»	AAA-rated debt has been offering approximately 1% to 1.50% in current yield. In addition, CLO debt may also benefit should rates rise incrementally from here.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

•	Traditional Asset-Backed Securities (ABS)/Mortgage-Backed Securities (MBS) Allocation - As of quarter-end, 14% of the portfolio was allocated to ABS/MBS positions. We believe our primary focus on ABS/MBS securities with low spread durations and floating rate coupons allowed us to generate continued positive performance from this portion of the portfolio. During the 2nd quarter, we did reduce exposure through amortization and selective selling as spreads remain at all time tights. The strong demand for high quality paper continued from Q1 as we saw heavy oversubscription levels on most new issue deals.

ABS/MBS Positions	6/30/2021
Prime Autos	10.67%
Equipment	1.37%
ABS (100% AA and above)	12.04%
Agency	0.24%
Single Asset/Single Borrower	0.42%
CMBS (100% AA and above)	0.66%
Agency	0.02%
Non-Agency	0.64%
RMBS (100% AAA)	0.66%

Commercial mortgage-backed securities (CMBS), Residential mortgage-backed securities (RMBS)

In summary, we believe the Fund is well-positioned and has potential to not only generate yield, but also provide investors with a low volatility alternative, which can help diversify a fixed income allocation. We believe we are always opportune in our approach to relative value and could not be more excited about how this portfolio is positioned and its outlook.

Performance Summary

Fund Performance Net of Fees as of 6/30/2021 (inception 10/7/2016)

PSDSX	Q2 2021	YTD 2021	2020	2019	2018	2017	YTD 2016
	0.05%	0.08%	1.59%	3.00%	1.84%	1.50%	0.26%
ICE BofA ML U.S. Treasury Bill Index	0.00%	0.02%	0.67%	2.28%	1.88%	0.85%	0.09%

Fund Performance Net of Fees as of 6/30/2021 (inception 10/7/2016)

	1 Year	3 Years	Since Inception Annualized
PSDSX	0.87%	1.87%	1.75%
ICE BofA ML U.S. Treasury Bill Index	0.09%	1.34%	1.22%

Annual Expense Ratio: Gross 0.82%/Net 0.50%. Palmer Square has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, interest, taxes, dividends and interest expenses on short positions, brokerage commissions and extraordinary expenses such as litigation expenses) do not exceed 0.50% of the average daily net assets of the Fund. This agreement is effective until October 31, 2022, and it may be terminated before that date only by Trust’s Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment. The performance data quoted represents past performance and that past performance does not guarantee future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. A portion of the fees charged is waived. Performance prior to waiving fees was lower than the actual returns. To obtain performance information current to the most recent month-end please call 866-933-9033.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Summary

The Fund’s diverse portfolio across corporate and structured credit has low spread duration, which may lessen the Fund’s susceptibility to spread widening risk (we already had low interest rate duration (the percentage price change of a bond’s price given a 1% change in interest rates)), is positioned almost entirely investment grade securities, yet has offered a strong current yield and potential opportunity for capital appreciation. In essence, we believe the Fund is well-positioned and has potential to not only generate yield and some total return, but also exhibit lower price volatility should another dislocation hit the market. Please do not hesitate to contact us at investorrelations@palmersquarecap.com or 816-994-3200 should you desire more information. We would also be happy to set up a call and/or meeting at your convenience.

Palmer Square Capital Management LLC 1900 Shaw nee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure

This overview is for informational and comparative purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any interests in the Palmer Square Ultra-Short Duration Investment Grade Fund, the (“Fund”), and/or any other securities, or to provide any other advisory services. Any offer to invest in the funds will be made pursuant to the Fund’s prospectus, which will contain material information not contained herein and to which prospective investors are directed. Before investing, you should carefully read such materials in their entirety. This overview is not intended to replace such materials, and any information herein should not be relied upon for the purposes of investing in the funds or for any other purpose. This overview is a summary and does not purport to be complete.

The allocation and credit quality distribution figures shown are used for illustrative purposes only. Palmer Square does not guarantee to execute that allocation and credit quality distribution. Allocation and exposures information, as well as other referenced categorizations, reflect classifications determined by Palmer Square as well as certain Palmer Square assumptions based on estimated portfolio characteristic information. Ratings listed herein are assigned by Standard & Poor’s (S&P) and Moody’s Investor Service (Moody’s). Credit quality ratings are measured on a scale with S&P’s credit quality ratings ranging from AAA (highest) to D (lowest) and Moody’s credit quality ratings ranging from Aaa (highest) to C (lowest). We use the higher of the two ratings. Credit ratings listed are subject to change. Please contact Palmer Square for more information.

Market opportunities and/or yields shown are for illustration purposes only and are subject to change without notice. Palmer Square does not represent that these or any other strategy/opportunity will prove to be profitable or that the Fund’s investment objective will be met.

This material represents an assessment of the market environment at a specific point in time, is subject to change without notice, and should not be relied upon by the reader as research or investment advice. With regard to sources of information, certain of the economic and market information contained herein has been obtained from published sources and/or prepared by third parties. While such sources are believed to be reliable, Palmer Square or employees or representatives do not assume any responsibility for the accuracy of such information. Palmer Square is under no obligation to verify its accuracy.

The BofA ML US Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. Unlike mutual funds, indices are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Interest Rate Duration measures a portfolio’s sensitivity to changes in interest rates. Spread Duration measures the sensitivity of a bond price based on basis point changes of more than 100. Yield To Call is the yield of a bond or note if you were to buy and hold the security until the call date. Yield To Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. Current Yield is annual income divided by price paid. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call is a Yield to Call metric that assumes callable bonds are not called on their call date, but at some later date prior to maturity. Yield to Expected Call considers contractual terms in a bond’s indenture or other similar governing document. A bond may be called before or after this date, which has the potential to increase or decrease the Yield to Expected Call calculation. All else equal, when a bond’s price is below par, Yield to Expected Call is a more conservative yield metric than Yield to Call. If a bond is not callable, Yield to Expected Call calculates the bond’s Yield to Maturity.

Past performance is not indicative of future results. Different types of investments involve varying degrees of risk and there can be no assurance that any specific investment will be profitable. Please note that the performance of the funds may not be comparable to the performance of any index shown. Palmer Square has not verified, and is under no obligation to verify, the accuracy of these returns.

The risks of an investment in a collateralized debt obligation depend largely on the type of the collateral securities and the class of the debt obligation in which the Fund invests. Collateralized debt obligations are generally subject to credit, interest rate, valuation, prepayment and extension risks. These securities are also subject to risk of default on the underlying asset, particularly during periods of economic downturn. Defaults, downgrades, or perceived declines in creditworthiness of an issuer or guarantor of a debt security held by the Fund, or a counterparty to a financial contract with the Fund, can affect the value of the Fund’s portfolio. Credit loss can vary depending on subordinated securities and non-subordinated securities. If interest rates fall, an issuer may exercise its right to prepay their securities. If this happens, the Fund will not benefit from the rise in market price, and will reinvest prepayment proceeds at a later time. The Fund may lose any premium it paid on the security. If interest rates rise, repayments of fixed income securities may occur more slowly than anticipated by the market which may result in driving the prices of these securities down. The Fund is classified as a diversified fund, which means it is subject to the diversification requirements under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, a diversified fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of one issuer (and in not more than 10% of the outstanding voting securities of an issuer), excluding cash, Government securities, and securities of other investment companies. The Fund’s classification as a diversified fund may only be changed with the approval of the Fund’s

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Notes and Disclosure cont’d

shareholders. Foreign investments present additional risk due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. High yield securities, commonly referred to as “junk bonds”, are rated below investment grade by at least one of Moody’s, S&P or Fitch (or if unrated, determined by the Fund’s advisor to be of comparable credit quality high yield securities). The Fund is new and has a limited history of operations.

The Palmer Square Ultra-Short Duration Investment Grade Fund is distributed by IMST Distributors, LLC.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Registration of an investment adviser does not imply a certain level of skill or training. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information about Palmer Square, including fees and services, send for our disclosure statement as set forth on Form ADV using the contact information herein or refer to the Investment Adviser Public Disclosure web site (www.adviserinfo.sec.gov). Please read the disclosure statement carefully before you invest or send money.

Palmer Square Capital Management LLC 1900 Shawnee Mission Parkway, Suite 315, Mission Woods, KS 66205 www.palmersquarefunds.com

Palmer Square Ultra-Short Duration Investment Grade Fund

FUND PERFORMANCE at June 30, 2021 (Unaudited)

This graph compares a hypothetical $250,000 investment in the Fund, made at its inception, with a similar investment in the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. Results include the reinvestment of all dividends and capital gains.

The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and is not available for investment.

Average Total Returns as of June 30, 2021	1 Year	Since Inception	Inception Date
Palmer Square Ultra-Short Duration Investment Grade Fund	0.87%	1.75%	10/7/16
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.09%	1.22%	10/7/16

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (866) 933-9033.

Gross and net expense ratios for the Fund were 0.82% and 0.50%, respectively, which were the amounts stated in the current prospectus dated April 30, 2021. For the Fund's current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund's advisor has contractually agreed to waive its fees and/or pay for operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) of the Fund to ensure that total annual fund operating expenses do not exceed 0.50% of the average daily net assets of the Fund. This agreement is in effect until October 31, 2022, and it may be terminated before that date only by the Trust's Board of Trustees. In the absence of such waivers, the Fund's returns would be lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS

As of June 30, 2021

Principal Amount[1]		Value
	BANK LOANS — 2.4%
249,262	Axalta Coating Systems U.S. Holdings, Inc. 1.897% (3-Month USD Libor+175 basis points), 6/1/2024[2,3,4]	$247,927
249,375	Dell International LLC 2.000% (1-Month USD Libor+175 basis points), 9/19/2025[2,3,4]	249,608
250,000	Hilton Worldwide Finance LLC 1.842% (3-Month USD Libor+175 basis points), 6/21/2026[2,3,4,5,6]	248,259
249,365	ON Semiconductor Corp. 2.104% (1-Month USD Libor+200 basis points), 9/19/2026[2,3,4,5,6,7]	248,703
242,502	Seminole Tribe of Florida, Inc. 1.854% (3-Month USD Libor+175 basis points), 7/6/2024[2,3,4]	242,464
249,306	Vistra Operations Co. LLC 0.000% (1-Month USD Libor+175 basis points), 12/31/2025[2,3,4]	247,856
219,840	Western Digital Corp. 1.843% (1-Month USD Libor+175 basis points), 4/29/2023[2,3,4]	220,095
	Total Bank Loans
	(Cost $1,706,493)	1,704,912
	BONDS — 82.9%
	ASSET-BACKED SECURITIES — 42.2%
500,000	AGL CLO 6 Ltd. Series 2020-6A, Class C, 3.138% (3-Month USD Libor+295 basis points), 7/20/2031[3,4,8]	501,109
500,000	Aimco CLO Series Series 2015-AA, Class BR, 1.484% (3-Month USD Libor+130 basis points), 1/15/2028[3,4,8]	500,789
243,650	Ally Auto Receivables Trust Series 2019-1, Class A3, 2.910%, 9/15/2023[3]	246,304
500,000	Ares CLO Ltd. Series 2017-42A, Class AR, 1.104% (3-Month USD Libor+92 basis points), 1/22/2028[3,4,8]	500,477
750,000	Assurant CLO Ltd. Series 2017-1A, Class A, 1.438% (3-Month USD Libor+125 basis points), 10/20/2029[3,4,8]	750,480
	Barings CLO Ltd.
1,115,188	Series 2013-IA, Class AR, 0.988% (3-Month USD Libor+80 basis points), 1/20/2028[3,4,8]	1,115,987
1,500,000	Series 2013-IA, Class BR, 1.438% (3-Month USD Libor+125 basis points), 1/20/2028[3,4,8]	1,500,506
350,000	Series 2020-1A, Class A1, 1.584% (3-Month USD Libor+140 basis points), 10/15/2032[3,4,8]	350,554
500,000	Benefit Street Partners CLO Ltd. Series 2020-20A, Class C, 2.784% (3-Month USD Libor+260 basis points), 7/15/2031[3,4,8]	500,518

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
250,000	BlueMountain CLO Ltd. Series 2016-1A, Class DR, 2.838% (3-Month USD Libor+265 basis points), 4/20/2027[3,4,8]	$250,062
132,812	BMW Vehicle Owner Trust Series 2020-A, Class A2, 0.390%, 2/27/2023[3]	132,883
192,878	Capital One Prime Auto Receivables Trust Series 2019-1, Class A3, 2.510%, 11/15/2023[3]	195,433
1,500,000	Carlyle Global Market Strategies CLO Ltd. Series 2013-2A, Class BR, 1.490% (3-Month USD Libor+130 basis points), 1/18/2029[3,4,8]	1,495,755
	CarMax Auto Owner Trust
187,413	Series 2020-2, Class A2A, 1.750%, 1/17/2023[3]	187,714
114,212	Series 2020-1, Class A2, 1.870%, 4/17/2023[3]	114,612
348,347	Series 2018-3, Class A3, 3.130%, 6/15/2023[3]	352,036
202,380	Series 2020-4, Class A2, 0.310%, 1/16/2024[3]	202,533
489,574	Series 2019-3, Class A3, 2.180%, 8/15/2024[3]	496,800
300,000	Series 2019-4, Class A3, 2.020%, 11/15/2024[3]	305,188
800,000	Catamaran CLO Ltd. Series 2013-1A, Class CR, 1.981% (3-Month USD Libor+180 basis points), 1/27/2028[3,4,8]	800,414
	CIFC Funding Ltd.
210,785	Series 2015-5A, Class A1R, 1.036% (3-Month USD Libor+86 basis points), 10/25/2027[3,4,8]	211,048
500,000	Series 2015-3A, Class AR, 1.060% (3-Month USD Libor+87 basis points), 4/19/2029[3,4,8]	500,324
1,000,000	Series 2014-2RA, Class A1, 1.226% (3-Month USD Libor+105 basis points), 4/24/2030[3,4,8]	1,000,132
500,000	Series 2020-1A, Class C, 2.584% (3-Month USD Libor+240 basis points), 7/15/2032[3,4,8]	500,477
55,618	CNH Equipment Trust Series 2020-A, Class A2, 1.080%, 7/17/2023[3]	55,715
500,000	Dorchester Park CLO DAC Series 2015-1A, Class DR, 2.588% (3-Month USD Libor+240 basis points), 4/20/2028[3,4,8]	502,020
500,000	Dryden 76 CLO Ltd. Series 2019-76A, Class A1, 1.518% (3-Month USD Libor+133 basis points), 10/20/2032[3,4,8]	500,916
500,000	Dryden 85 CLO Ltd. Series 2020-85A, Class C, 2.684% (3-Month USD Libor+250 basis points), 10/15/2032[3,4,8]	501,847

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
	Dryden XXV Senior Loan Fund
500,000	Series 2012-25A, Class BRR, 1.534% (3-Month USD Libor+135 basis points), 10/15/2027[3,4,8]	$501,249
250,000	Series 2012-25A, Class CRR, 2.034% (3-Month USD Libor+185 basis points), 10/15/2027[3,4,8]	249,500
645,000	Flatiron Clo 17 Ltd. Series 2017-1A, Class AR, 1.136% (3-Month USD Libor+98 basis points), 5/15/2030[3,4,8]	645,322
39,151	Ford Credit Auto Lease Trust Series 2019-A, Class A4, 2.980%, 6/15/2022[3]	39,192
60,446	Ford Credit Auto Owner Trust Series 2020-A, Class A2, 1.030%, 10/15/2022[3]	60,505
500,000	Galaxy XXIII CLO Ltd. Series 2017-23A, Class AR, 1.046% (3-Month USD Libor+87 basis points), 4/24/2029[3,4,8]	500,330
	GM Financial Automobile Leasing Trust
458,553	Series 2019-3, Class A3, 2.030%, 6/20/2022[3]	459,683
134,085	Series 2020-2, Class A2A, 0.710%, 10/20/2022[3]	134,328
450,000	Series 2021-1, Class A2, 0.170%, 4/20/2023[3]	450,018
500,000	Series 2021-2, Class A2, 0.220%, 7/20/2023[3]	500,024
	GM Financial Consumer Automobile Receivables Trust
4,899	Series 2020-1, Class A2, 1.830%, 1/17/2023[3]	4,902
89,239	Series 2020-2, Class A2A, 1.500%, 3/16/2023[3]	89,397
178,735	Series 2020-3, Class A2, 0.350%, 7/17/2023[3]	178,850
173,611	Series 2018-4, Class A3, 3.210%, 10/16/2023[3]	175,706
265,876	Series 2021-1, Class A2, 0.230%, 11/16/2023[3]	266,000
500,000	Grippen Park CLO Ltd. Series 2017-1A, Class A, 1.448% (3-Month USD Libor+126 basis points), 1/20/2030[3,4,8]	500,353
500,000	Highbridge Loan Management Ltd. Series 7A-2015, Class CR, 1.856% (3-Month USD Libor+170 basis points), 3/15/2027[3,4,8]	500,624
	Honda Auto Receivables Owner Trust
144,687	Series 2020-1, Class A2, 1.630%, 10/21/2022[3]	145,108
268,883	Series 2019-1, Class A3, 2.830%, 3/20/2023[3]	272,137
300,000	HPEFS Equipment Trust Series 2021-2A, Class A2, 0.300%, 9/20/2028[3,8,9]	299,997
	Hyundai Auto Lease Securitization Trust
32,086	Series 2020-A, Class A2, 1.900%, 5/16/2022[3,8]	32,108
300,000	Series 2019-B, Class A4, 2.030%, 6/15/2023[3,8]	302,442
675,000	Series 2019-B, Class B, 2.130%, 11/15/2023[3,8]	682,149

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
57,942	John Deere Owner Trust Series 2018-B, Class A3, 3.080%, 11/15/2022[3]	$58,241
500,000	Kayne CLO III Ltd. Series 2019-3A, Class A, 1.664% (3-Month USD Libor+148 basis points), 4/15/2032[3,4,8]	501,258
400,000	Mercedes-Benz Auto Lease Trust Series 2021-B, Class A2, 0.220%, 1/16/2024[3]	399,985
566,413	MMAF Equipment Finance LLC Series 2020-A, Class A2, 0.740%, 4/9/2024[3,8]	568,611
110,518	Nationstar HECM Loan Trust Series 2019-2A, Class A, 2.272%, 11/25/2029[3,8,10]	110,834
500,000	Newark BSL CLO Ltd. Series 2016-1A, Class A1R, 1.281% (3-Month USD Libor+110 basis points), 12/21/2029[3,4,8]	500,125
	Nissan Auto Lease Trust
28,480	Series 2020-A, Class A2A, 1.800%, 5/16/2022[3]	28,512
250,000	Series 2020-A, Class A3, 1.840%, 1/17/2023[3]	251,973
243,365	Oaktree CLO Series 2014-1A, Class A1R, 1.450% (3-Month USD Libor+129 basis points), 5/13/2029[3,4,8]	243,745
20,565	OBX Trust Series 2019-EXP2, Class 2A1A, 0.992% (1-Month USD Libor+90 basis points), 6/25/2059[3,4,8]	20,668
	OCP CLO Ltd.
81,180	Series 2015-10A, Class A1R, 0.996% (3-Month USD Libor+82 basis points), 10/26/2027[3,4,8]	81,200
340,000	Series 2015-10A, Class CR, 2.776% (3-Month USD Libor+260 basis points), 10/26/2027[3,4,8]	340,280
1,750,000	Series 2014-7A, Class A1RR, 1.308% (3-Month USD Libor+112 basis points), 7/20/2029[3,4,8]	1,750,873
6,480	Oscar U.S. Funding LLC Series 2019-2A, Class A2, 2.490%, 8/10/2022[3,8]	6,483
500,000	Symphony CLO XIV Ltd. Series 2014-14A, Class DR, 3.286% (3-Month USD Libor+310 basis points), 7/14/2026[3,4,8]	500,705
500,000	TCI-Symphony CLO Ltd. Series 2017-1A, Class A, 1.414% (3-Month USD Libor+123 basis points), 7/15/2030[3,4,8]	499,882
235,699	Tesla Auto Lease Trust Series 2019-A, Class A2, 2.130%, 4/20/2022[3,8]	236,720
1,000,000	TICP CLO II-2 Ltd. Series 2018-IIA, Class A2, 1.438% (3-Month USD Libor+125 basis points), 4/20/2028[3,4,8]	998,614

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	ASSET-BACKED SECURITIES (Continued)
300,000	Toyota Lease Owner Trust Series 2021-A, Class A2, 0.270%, 9/20/2023[3,8]	$300,076
63,594	Volkswagen Auto Loan Enhanced Trust Series 2020-1, Class A2A, 0.930%, 12/20/2022[3]	63,672
589,999	Voya CLO Ltd. Series 2015-1A, Class A1R, 1.090% (3-Month USD Libor+90 basis points), 1/18/2029[3,4,8]	590,311
305,653	World Omni Auto Receivables Trust Series 2018-C, Class A3, 3.130%, 11/15/2023[3]	309,046
1,880	World Omni Automobile Lease Securitization Trust Series 2019-B, Class A2A, 2.050%, 7/15/2022[3]	1,881
460,000	York CLO 1 Ltd. Series 2014-1A, Class BRR, 1.834% (3-Month USD Libor+165 basis points), 10/22/2029[3,4,8]	460,293
	Total Asset-Backed Securities
	(Cost $30,050,111)	30,086,545
	COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.6%
300,000	Citigroup Commercial Mortgage Trust Series 2018-TBR, Class A, 0.903% (1-Month USD Libor+83 basis points), 12/15/2036[3,4,8]	300,173
	Government National Mortgage Association
89,984	Series 2013-179, Class A, 1.800%, 7/16/2037[3]	90,301
78,137	Series 2013-12, Class A, 1.410%, 10/16/2042[3]	78,586
	Total Commercial Mortgage-Backed Securities
	(Cost $465,751)	469,060
	CORPORATE — 32.8%
	BASIC MATERIALS — 1.5%
350,000	DuPont de Nemours, Inc. 4.205%, 11/15/2023[3]	379,254
290,000	Georgia-Pacific LLC 0.625%, 5/15/2024[8]	288,993
145,000	Nucor Corp. 4.000%, 8/1/2023[3]	154,575
250,000	Nutrien Ltd. 1.900%, 5/13/2023[11]	256,219
		1,079,041
	COMMUNICATIONS — 2.3%
250,000	Amazon.com, Inc. 2.400%, 2/22/2023[3]	258,445

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	COMMUNICATIONS (Continued)
250,000	E*TRADE Financial Corp. 2.950%, 8/24/2022[3]	$256,866
350,000	eBay, Inc. 2.750%, 1/30/2023[3]	362,371
365,000	Verizon Communications, Inc. 0.750%, 3/22/2024	366,681
350,000	Walt Disney Co. 3.000%, 9/15/2022	361,405
		1,605,768
	CONSUMER, CYCLICAL — 4.1%
225,000	Aptiv Corp. 4.150%, 3/15/2024[3]	244,271
350,000	AutoZone, Inc. 3.700%, 4/15/2022[3]	356,398
170,000	BMW U.S. Capital LLC 0.660% (3-Month USD Libor+50 basis points), 8/13/2021[4,8]	170,106
250,000	Daimler Finance North America LLC 2.550%, 8/15/2022[8]	255,944
350,000	Home Depot, Inc. 3.250%, 3/1/2022	357,278
75,000	Hyundai Capital America 1.137% (3-Month USD Libor+94 basis points), 7/8/2021[4,8]	75,009
250,000	Lowe's Cos., Inc. 3.120%, 4/15/2022[3]	253,836
250,000	Nike, Inc. 2.250%, 5/1/2023[3]	257,881
	PACCAR Financial Corp.
225,000	2.650%, 5/10/2022	229,794
250,000	2.650%, 4/6/2023	260,129
250,000	Starbucks Corp. 1.300%, 5/7/2022	252,298
170,000	Toyota Motor Credit Corp. 2.250%, 10/18/2023	177,219
	Volkswagen Group of America Finance LLC
20,000	0.750%, 11/23/2022[8]	20,078
20,000	0.875%, 11/22/2023[8]	20,061
		2,930,302

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	CONSUMER, NON-CYCLICAL — 6.8%
	AbbVie, Inc.
150,000	3.450%, 3/15/2022[3]	$152,539
120,000	2.300%, 11/21/2022	123,196
350,000	AstraZeneca PLC 0.821% (3-Month USD Libor+66.5 basis points), 8/17/2023[4,11]	353,519
350,000	Baxter International, Inc. 1.700%, 8/15/2021[3]	350,187
350,000	Becton, Dickinson and Co. 2.894%, 6/6/2022[3]	357,746
200,000	Danone S.A. 2.077%, 11/2/2021[3,8,11]	200,931
350,000	Diageo Investment Corp. 2.875%, 5/11/2022	357,981
250,000	General Mills, Inc. 3.700%, 10/17/2023[3]	267,603
300,000	Gilead Sciences, Inc. 0.750%, 9/29/2023[3]	300,160
250,000	GlaxoSmithKline Capital, Inc. 3.375%, 5/15/2023	264,232
250,000	Kellogg Co. 2.650%, 12/1/2023	262,801
250,000	Mondelez International Holdings Netherlands B.V. 2.125%, 9/19/2022[8,11]	255,264
210,000	PayPal Holdings, Inc. 2.200%, 9/26/2022	215,069
310,000	PepsiCo, Inc. 0.750%, 5/1/2023	312,773
250,000	Royalty Pharma PLC 0.750%, 9/2/2023[8,11]	250,854
250,000	Sysco Corp. 2.600%, 6/12/2022	255,318
200,000	UnitedHealth Group, Inc. 2.375%, 10/15/2022	205,395
350,000	Zoetis, Inc. 3.250%, 8/20/2021	351,243
		4,836,811
	ENERGY — 1.6%
250,000	Enterprise Products Operating LLC 3.500%, 2/1/2022	254,807
350,000	Kinder Morgan Energy Partners LP 3.450%, 2/15/2023[3]	364,292

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	ENERGY (Continued)
	Phillips 66
250,000	3.700%, 4/6/2023	$264,106
35,000	0.900%, 2/15/2024[3]	35,048
250,000	Schlumberger Finance Canada Ltd. 2.650%, 11/20/2022[3,8,11]	257,086
		1,175,339
	FINANCIAL — 4.9%
350,000	American Express Co. 2.750%, 5/20/2022[3]	356,949
350,000	Bank of America Corp. 2.503%, 10/21/2022[3]	352,362
250,000	Berkshire Hathaway, Inc. 2.750%, 3/15/2023[3]	259,517
250,000	Eaton Vance Corp. 3.625%, 6/15/2023	264,718
350,000	Fifth Third Bancorp 1.625%, 5/5/2023[3]	357,141
	Goldman Sachs Group, Inc.
250,000	5.750%, 1/24/2022	257,748
100,000	4.000%, 3/3/2024	108,651
350,000	Intercontinental Exchange, Inc. 0.700%, 6/15/2023	351,662
250,000	Mitsubishi UFJ Financial Group, Inc. 2.998%, 2/22/2022[11]	254,466
	PNC Bank N.A.
250,000	3.500%, 6/8/2023[3]	264,728
250,000	3.800%, 7/25/2023[3]	266,596
170,000	Public Storage 2.370%, 9/15/2022[3]	173,864
250,000	Wells Fargo & Co. 3.500%, 3/8/2022	255,584
		3,523,986
	INDUSTRIAL — 3.9%
250,000	3M Co. 2.250%, 3/15/2023[3]	257,848
200,000	ABB Finance USA, Inc. 2.875%, 5/8/2022	204,450
	Caterpillar Financial Services Corp.
90,000	0.411% (3-Month USD Libor+28 basis points), 9/7/2021[4]	90,051

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	INDUSTRIAL (Continued)
200,000	1.900%, 9/6/2022	$203,720
100,000	CNH Industrial Capital LLC 3.875%, 10/15/2021	100,947
	John Deere Capital Corp.
200,000	0.388% (3-Month USD Libor+26 basis points), 9/10/2021[4]	200,089
300,000	2.150%, 9/8/2022	306,642
250,000	Parker-Hannifin Corp. 2.700%, 6/14/2024[3]	263,597
175,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.375%, 2/1/2022[3,8]	177,158
250,000	Schneider Electric S.E. 2.950%, 9/27/2022[8,11]	257,773
350,000	Siemens Financieringsmaatschappij N.V. 0.400%, 3/11/2023[8,11]	350,422
350,000	Union Pacific Corp. 2.950%, 1/15/2023[3]	362,267
		2,774,964
	TECHNOLOGY — 4.5%
250,000	Adobe, Inc. 1.700%, 2/1/2023	255,665
350,000	Analog Devices, Inc. 2.950%, 4/1/2025[3]	374,828
	Apple, Inc.
250,000	1.550%, 8/4/2021[3]	250,019
200,000	2.400%, 5/3/2023	207,634
350,000	Fiserv, Inc. 3.800%, 10/1/2023[3]	374,731
	Hewlett Packard Enterprise Co.
30,000	0.914% (3-Month USD Libor+72 basis points), 10/5/2021[3,4]	30,007
200,000	1.450%, 4/1/2024[3]	203,502
200,000	International Business Machines Corp. 1.875%, 8/1/2022	203,447
200,000	Marvell Technology, Inc. 4.200%, 6/22/2023[3,8]	212,702
250,000	Microsoft Corp. 2.375%, 5/1/2023[3]	258,467
	Oracle Corp.
250,000	2.500%, 5/15/2022[3]	253,897
200,000	2.500%, 10/15/2022	205,480

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	CORPORATE (Continued)
	TECHNOLOGY (Continued)
	Qualcomm, Inc.
250,000	3.000%, 5/20/2022	$256,261
100,000	2.900%, 5/20/2024[3]	106,342
		3,192,982
	UTILITIES — 3.2%
350,000	Atmos Energy Corp. 0.625%, 3/9/2023[3]	350,119
250,000	Avangrid, Inc. 3.150%, 12/1/2024[3]	267,572
225,000	Dominion Energy, Inc. 2.715%, 8/15/2021[12]	225,649
250,000	Duke Energy Carolinas LLC 3.050%, 3/15/2023[3]	261,108
250,000	Duke Energy Corp. 1.800%, 9/1/2021[3]	250,244
50,000	Entergy Corp. 4.000%, 7/15/2022[3]	51,586
250,000	Entergy Mississippi LLC 3.100%, 7/1/2023[3]	260,152
250,000	NextEra Energy Capital Holdings, Inc. 2.403%, 9/1/2021	250,911
350,000	Sempra Energy 4.050%, 12/1/2023[3]	376,039
		2,293,380
	Total Corporate
	(Cost $23,315,277)	23,412,573
	RESIDENTIAL MORTGAGE-BACKED SECURITIES — 0.5%
16,061	FDIC Guaranteed Notes Trust Series 2010-S2, Class 2A, 2.570%, 7/29/2047[3,8]	16,102
23,433	Nationstar HECM Loan Trust Series 2019-1A, Class A, 2.651%, 6/25/2029[3,8,10]	23,497
300,000	Onslow Bay Mortgage Loan Trust Series 2021-NQM2, Class A1, 1.101%, 5/25/2061[3,8,9,10]	299,999
	Total Residential Mortgage-Backed Securities
	(Cost $339,470)	339,598
	U.S. GOVERNMENT — 6.8%
	United States Treasury Bill
850,000	0.013%, 8/3/2021	849,968

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount[1]		Value
	BONDS (Continued)
	U.S. GOVERNMENT (Continued)
1,500,000	0.010%, 8/5/2021	$1,499,938
825,000	0.003%, 8/19/2021	824,955
825,000	0.008%, 9/2/2021	824,932
850,000	0.008%, 9/16/2021	849,927
	Total U.S. Government
	(Cost $4,849,947)	4,849,720
	Total Bonds
	(Cost $59,020,556)	59,157,496

Principal Amount
	COMMERCIAL PAPER — 10.0%
$500,000	Amcor Flexibles N.A. 0.110%, 7/15/2021	499,968
600,000	American Honda Finance Corp. 0.160%, 9/9/2021	599,769
500,000	American Water Capital 0.090%, 7/14/2021	499,976
500,000	Canadian National Railway 0.280%, 7/26/2021	499,949
	Cigna Corp.
500,000	0.210%, 7/13/2021	499,977
500,000	0.250%, 8/5/2021	499,922
500,000	Engie S.A. 0.130%, 8/24/2021	499,897
250,000	Keurig Dr Pepper, Inc. 0.230%, 12/30/2021	249,700
500,000	L'Oreal USA, Inc. 0.031%, 7/13/2021	499,991
500,000	Nestle Capital 0.020%, 7/19/2021	499,988
500,000	Novartis Finance Corp. 0.010%, 7/13/2021	499,988
500,000	Unilever Corp. 0.050%, 7/7/2021	499,995
500,000	United Parcel Service 0.010%, 8/16/2021	499,964
500,000	VW Credit, Inc. 0.170%, 9/8/2021	499,823

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

Principal Amount		Value
	COMMERCIAL PAPER (Continued)
$250,000	Waste Management, Inc. 0.300%, 7/6/2021	$249,995
	Total Commercial Paper
	(Cost $7,098,942)	7,098,902

Number of Shares
	SHORT-TERM INVESTMENTS — 5.7%
504,285	Fidelity Investments Money Market Funds - Treasury Portfolio - Class I, 0.01%[13,14]	504,285
3,595,992	Federated Treasury Obligations Fund - Institutional Class, 0.01%[14]	3,595,992
	Total Short-Term Investments
	(Cost $4,100,277)	4,100,277
	TOTAL INVESTMENTS — 101.0%
	(Cost $71,926,268)	72,061,587
	Liabilities in Excess of Other Assets — (1.0)%	(699,167)
	TOTAL NET ASSETS — 100.0%	$71,362,420

Principal Amount
	SECURITIES SOLD SHORT — (0.8)%
	BONDS — (0.8)%
	U.S. GOVERNMENT — (0.8)%
$(550,000)	United States Treasury Note 1.250%, 8/31/2024	(563,084)
	Total U.S. Government
	(Proceeds $564,843)	(563,084)
	Total Bonds
	(Proceeds $564,843)	(563,084)
	Total Securities Sold Short
	(Proceeds $564,843)	$(563,084)

[1]	Local currency.
[2]	Bank loans generally pay interest at rates which are periodically determined by reference to a base lending rate plus a premium. All loans carry a variable rate of interest. These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate ("LIBOR") or (iii) the Certificate of Deposit rate. Bank Loans, while exempt from registration, under the Securities Act of 1933, contain certain restrictions on resale and cannot be sold publicly. Floating rate bank loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy.

Palmer Square Ultra-Short Duration Investment Grade Fund
SCHEDULE OF INVESTMENTS - Continued

As of June 30, 2021

[3]	Callable.
[4]	Floating rate security.
[5]	All or a portion of the loan is unfunded.
[6]	Denotes investments purchased on a when-issued or delayed delivery basis.
[7]	Convertible security.
[8]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $27,340,319 which represents 38.31% of total net assets of the Fund.
[9]	Level 3 securities fair valued under procedures established by the Board of Trustees, represents 0.84% of Net Assets. The total value of these securities is $599,996.
[10]	Variable rate security.
[11]	Foreign security denominated in U.S. Dollars.
[12]	Step rate security.
[13]	All or a portion of this security is segregated as collateral for securities sold short. The market value of the securities pledged as collateral was $504,825, which represents 0.71% of total net assets of the Fund.
[14]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund
SUMMARY OF INVESTMENTS

As of June 30, 2021

Security Type/Sector	Percent of Total Net Assets
Bonds
Asset-Backed Securities	42.2%
Corporate	32.8%
U.S. Government	6.8%
Commercial Mortgage-Backed Securities	0.6%
Residential Mortgage-Backed Securities	0.5%
Total Bonds	82.9%
Commercial Paper	10.0%
Bank Loans	2.4%
Short-Term Investments	5.7%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2021

Assets:
Investments, at value (cost $71,926,268)	$72,061,587
Cash	7,601
Cash held at broker for securities sold short	567,750
Receivables:
Investment securities sold	1,803,717
Interest	217,344
Prepaid expenses	8,345
Total assets	74,666,344

Liabilities:
Securities sold short, at value (proceeds $564,843)	563,084
Investment securities purchased	2,499,043
Fund shares redeemed	163,208
Advisory fees	11,557
Shareholder servicing fees (Note 6)	1,996
Fund administration and accounting fees	17,682
Transfer agent fees and expenses	2,601
Custody fees	2,514
Auditing fees	23,500
Trustees' deferred compensation (Note 3)	6,048
Interest on securities sold short	2,298
Chief Compliance Officer fees	2,067
Commitment fees (Note 13)	1,794
Trustees' fees and expenses	732
Broker fees	394
Accrued other expenses	5,406
Total liabilities	3,303,924

Net Assets	$71,362,420

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$71,375,982
Total accumulated deficit	(13,562)
Net Assets	$71,362,420

Maximum Offering Price per Share:
Net assets applicable to shares outstanding	$71,362,420
Shares of beneficial interest issued and outstanding	3,556,815
Offering and redemption price per share	$20.06

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2021

Investment Income:
Interest	$548,857
Total investment income	548,857

Expenses:
Advisory fees	122,683
Shareholder servicing fees (Note 6)	18,230
Fund administration and accounting fees	83,574
Transfer agent fees and expenses	17,283
Custody fees	7,921
Auditing fees	23,500
Registration fees	19,398
Legal fees	9,508
Chief Compliance Officer fees	9,247
Trustees' fees and expenses	7,497
Interest on securities sold short	5,061
Shareholder reporting fees	2,413
Insurance fees	2,284
Miscellaneous	2,014
Commitment fees (Note 13)	969
Total expenses	331,582
Advisory fees waived	(80,185)
Net expenses	251,397
Net investment income	297,460

Realized and Unrealized Gain:
Net realized gain on:
Investments	56,716
Securities sold short	320
Net realized gain	57,036
Net change in unrealized appreciation/depreciation on:
Investments	42,600
Securities sold short	1,759
Net change in unrealized appreciation/depreciation	44,359
Net realized and unrealized gain	101,395

Net Increase in Net Assets from Operations	$398,855

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2021	June 30, 2020
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$297,460	$837,730
Net realized gain (loss) on investments, securities sold short and futures contracts	57,036	(101,820)
Net change in unrealized appreciation/depreciation on investments,
securities sold short and futures contracts	44,359	(13,611)
Net increase in net assets resulting from operations	398,855	722,299

Distributions to Shareholders:
Distributions	(299,704)	(848,669)
Total distributions to shareholders	(299,704)	(848,669)

Capital Transactions:
Net proceeds from shares sold	56,344,332	23,143,948
Reinvestment of distributions	267,424	823,853
Cost of shares redeemed	(26,035,080)	(30,941,587)
Net increase (decrease) in net assets from capital transactions	30,576,676	(6,973,786)

Total increase (decrease) in net assets	30,675,827	(7,100,156)

Net Assets:
Beginning of period	40,686,593	47,786,749
End of period	$71,362,420	$40,686,593

Capital Share Transactions:
Shares sold	2,806,442	1,154,996
Shares reinvested	13,327	41,407
Shares redeemed	(1,296,625)	(1,545,877)
Net increase (decrease) in capital share transactions	1,523,144	(349,474)

See accompanying Notes to Financial Statements.

Palmer Square Ultra-Short Duration Investment Grade Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,		For the Period August 1, 2018 through	For the Year Ended	For the Period October 7, 2016* through
	2021	2020	June 30, 2019**	July 31, 2018	July 31, 2017
Net asset value, beginning of period	$20.01	$20.05	$20.02	$20.03	$20.00
Income from Investment Operations:
Net investment income[1]	0.12	0.39	0.46	0.35	0.23
Net realized and unrealized gain (loss)	0.05	(0.01)	0.06	(0.02)	0.01
Total from investment operations	0.17	0.38	0.52	0.33	0.24
Less Distributions:
From net investment income	(0.12)	(0.42)	(0.49)	(0.34)	(0.21)
Total distributions	(0.12)	(0.42)	(0.49)	(0.34)	(0.21)

Net asset value, end of period	$20.06	$20.01	$20.05	$20.02	$20.03

Total return[2]	0.87%	1.91%	2.64%[4]	1.66%	1.18%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$71,362	$40,687	$47,787	$66,118	$52,768

Ratio of expenses to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed[5]	0.67%	0.82%	0.79%[3]	0.84%	0.94%[3]
After fees waived and expenses absorbed[5]	0.51%	0.50%	0.51%[3]	0.51%	0.50%[3]

Ratio of net investment income to average net assets (including commitment fees and interest on securities sold short):
Before fees waived and expenses absorbed	0.44%	1.65%	2.23%[3]	1.44%	0.97%[3]
After fees waived and expenses absorbed	0.60%	1.97%	2.51%[3]	1.77%	1.41%[3]

Portfolio turnover rate	117%	100%	72%[4]	147%	118%[4]

*	Commencement of operations.
**	Fiscal year end changed to June 30 effective August 1, 2018.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived and absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[3]	Annualized.
[4]	Not annualized.
[5]	If commitment fees and interest on securities sold short had been excluded, the expense ratios would have been lowered by 0.01% and 0.00% for the fiscal years ended June 30, 2021 and June 30, 2020, respectively, and 0.01% for the period ended June 30, 2019, and 0.01% for the fiscal year ended July 31, 2018, and 0.00% for the period ended July 31, 2017.

See accompanying Notes to Financial Statements.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2021

Note 1 – Organization

Palmer Square Income Plus Fund (“Income Plus Fund”) and Palmer Square Ultra-Short Duration Investment Grade Fund (“Ultra-Short Duration Investment Grade Fund’’) (each a “Fund” and collectively the “Funds”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Income Plus Fund’s primary investment objective is to seek income. A secondary objective is to seek capital appreciation. The Income Plus Fund commenced operations on February 28, 2014, prior to which its only activity was the receipt of a $2,500 investment from principals of the Income Plus Fund’s advisor and a $94,313,788 transfer of shares of the Income Plus Fund in exchange for the net assets of the Palmer Square Opportunistic Investment Grade Plus Trust (“Private Fund I”) and Palmer Square Investment Grade Plus Trust (“Private Fund II”), each a Delaware statutory trust (each a “Private Fund” collectively, the “Private Funds”). This exchange was nontaxable, whereby the Income Plus Fund issued 9,428,446 shares for the net assets of the Private Funds on February 28, 2014. Assets with a fair market value of $94,313,788 consisting of cash, interest receivable and securities of the Private Funds with a fair value of $92,629,439 (identified cost of investments transferred $91,621,375) were the primary assets received by the Income Plus Fund. For financial reporting purposes, assets received and shares issued by the Income Plus Fund were recorded at fair value; however, the cost basis of the investments received from the Private Funds was carried forward to align ongoing reporting of the Income Plus Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

The Ultra-Short Duration Investment Grade Fund’s primary investment objective is to seek income. A secondary objective is to seek capital appreciation. The Ultra-Short Duration Investment Grade Fund commenced investment operations on October 7, 2016.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Pricing services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(b) Bank Loans

The Funds may purchase participations in commercial loans. Such investments may be secured or unsecured. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing indebtedness and loan participations, the Funds assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand, representing a potential financial obligation by the Funds in the future. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. Commitment fees are processed as a reduction in cost.

In addition, the Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that the Funds are committed to advance additional funds, it will at all-times segregate or "earmark" liquid assets, in an amount sufficient to meet such commitments.

(c) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

Collateralized Debt Obligations (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Funds invest. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the Funds may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(d) Mortgage-Backed Securities

The Funds may invest in mortgage-backed securities ("MBS"), representing direct or indirect interests in pools of underlying residential or commercial mortgage loans that are secured by real property. These securities provide investors with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid.

The timely payment of principal and interest (but not the market value) on MBS issued or guaranteed by Ginnie Mae (formally known as the Government National Mortgage Association or GNMA) is backed by Ginnie Mae and the full faith and credit of the US government. Obligations issued by Fannie Mae (formally known as the Federal National Mortgage Association or FNMA) and Freddie Mac (formally known as the Federal Home Loan Mortgage Corporation or FHLMC) are historically supported only by the credit of the issuer, but currently are guaranteed by the US government in connection with such agencies being placed temporarily into conservatorship by the US government. Some MBS are sponsored or issued by private entities. Payments of principal and interest (but not the market value) of such private MBS may be supported by pools of residential or commercial mortgage loans or other MBS that are guaranteed, directly or indirectly, by the US government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but may contain some form of non-government credit enhancement.

Collateralized mortgage obligations ("CMO") are a type of MBS. A CMO is a debt security that may be collateralized by whole mortgage loans or mortgage pass-through securities. The mortgage loans or mortgage pass-through securities are divided into classes or tranches with each class having its own characteristics. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

The yield characteristics of MBS differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Certain classes of CMOs and other MBS are structured in a manner that makes them extremely sensitive to changes in prepayment rates.

(e) Short Sales

Short sales are transactions under which the Funds sell a security they do not own in anticipation of a decline in the value of that security. To complete such a transaction, the Funds must borrow the security to make delivery to the buyer. The Funds then are obligated to replace the security borrowed by purchasing the security at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Funds. When a security is sold short a decrease in the value of the security will be recognized as a gain and an increase in the value of the security will be recognized as a loss, which is potentially limitless. Until the security is replaced, the Funds are required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense. To borrow the security, the Funds also may be required to pay a premium or an interest fee, which are recorded as interest expense. Cash or securities are segregated for the broker to meet the necessary margin requirements. The Funds are subject to the risk that they may not always be able to close out a short position at a particular time or at an acceptable price.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(f) Futures Contracts

The Fund may enter into futures contracts (including contracts relating to foreign currencies, interest rates and other financial indexes), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

A futures contract held by the Fund is valued daily at the official settlement price on the exchange on which it is traded. Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as cash deposited with broker. Securities deposited as initial margin are designated in the Schedule of Investments. During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marked to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. When the contracts are closed or expires, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract

(g) Swap Agreements and Swaptions

The Funds may enter into credit default swap agreements for investment purposes. A credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Funds. The Funds may be either the buyer or seller in the transaction. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the default event that triggers purchase or other factors. As a seller, the Funds would generally receive an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full face amount of deliverable obligations of the reference obligations that may have little or no value. The notional value will be used to segregate liquid assets for selling protection on credit default swaps. If the Funds were a buyer and no credit event occurs, the Funds would recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference obligation that may have little or no value. The use of swap agreements by the Funds entail certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index, but also of the swap itself, without the benefit of observing the performance of the swap under all the possible market conditions. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The Funds may also purchase credit default swap contracts in order to hedge against the risk of default of the debt of a particular issuer or basket of issuers, in which case the Funds would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer(s) of the underlying obligation(s) (or, as applicable, a credit downgrade or other indication of financial instability). It would also involve the risk that the seller may fail to satisfy its payment obligations to the Funds in the event of a default. The purchase of credit default swaps involves costs, which will reduce each Fund's return.

The Funds may enter into total return swap contracts for investment purposes. Total return swaps are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or security indexes during the specified period, in return for periodic payments based on a fixed or variable interest rate of the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market, including in cases in which there may be disadvantages associated with direct ownership of a particular security. In a typical total return equity swap, payments made by the Funds or the counterparty are based on the total return of a particular reference asset or assets (such as an equity security, a combination of such securities, or an index). That is, one party agrees to pay another party the return on a stock, basket of stocks, or stock index in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks. Total return swaps involve not only the risk associated with the investment in the underlying securities, but also the risk of the counterparty not fulfilling its obligations under the agreement.

An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Funds may write (sell) and purchase put and call swaptions. The Funds may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Funds are hedging its assets or its liabilities. The Funds may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Funds may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Funds anticipate purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Funds’ use of options.

Depending on the terms of the particular option agreement, the Funds will generally incur a greater degree of risk when they write a swaption than they will incur when it purchases a swaption. When the Funds purchase a swaption, they risk losing only the amount of the premium they have paid should they decide to let the option expire unexercised. However, when the Funds write a swaption, upon exercise of the option the Funds will become obligated according to the terms of the underlying agreement.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

(h) Options Contracts

The Funds may write or purchase options contracts primarily to enhance each Fund’s returns or reduce volatility. In addition, the Funds may utilize options in an attempt to generate gains from options premiums or to reduce overall portfolio risk. When the Funds write or purchases an option, an amount equal to the premium received or paid by the Funds are recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Funds on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Funds have realized a gain or a loss on investment transactions. The Funds, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(i) Forward Foreign Currency Exchange Contracts

The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter parties to these forward contracts are major U.S. financial institutions.

(j) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Premiums for callable debt securities are amortized to the earliest call date, if the call price was less than the purchase price. If the call price was not at par and the security was not called, the security is amortized to the next call price and date. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(k) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open year ended July 31, 2018, and as of and during the period ended August 1, 2018 through June 30, 2019, and as of and during the years ended June 30, 2020-2021, the Ultra-Short Duration Investment Grade Fund did not have a liability for any unrecognized tax benefits. As of and during the open years ended January 31, 2018-2019, and as of and during the period ended February 1, 2019 through June 30, 2019, and as of and during the years ended June 30, 2020-2021, the Income Plus Fund did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders

The Funds will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

(m) Illiquid Securities

Pursuant to Rule 22e-4 under the 1940 Act, the Funds have adopted a Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Funds limit their illiquid investments that are assets to no more than 15% of net assets. An illiquid investment is any security which may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If the Advisor, at any time, determines that the value of illiquid securities held by a Fund exceeds 15% of its net asset value, the Advisor will take such steps as it considers appropriate to reduce them as soon as reasonably practicable in accordance with the Funds’ written LRMP.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”). Under the terms of the Agreement, the Income Plus Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.49% of its average daily net assets and the Ultra-Short Duration Investment Grade Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.25% of its average daily net assets. Prior to November 1, 2019, the Income Plus Fund paid monthly investment advisory fee at the annual rate of 0.55% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) does not exceed 0.75% and 0.50% of the Income Plus Fund and Ultra-Short Duration Investment Grade Fund’s average daily net assets, respectively. This agreement is in effect until October 31, 2022 and it may be terminated before that date only by the Trust’s Board of Trustees.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

For the year ended June 30, 2021, the Advisor recovered its previously waived advisory fees totaling $292,580 for the Income Plus Fund, and waived advisory fees totaling $80,185 for the Ultra-Short Duration Investment Grade Fund. The Funds’ Advisor is permitted to seek reimbursement from the Funds, subject to certain limitations, of fees waived or payments made to the Funds for a period ending three full fiscal years after the date of the waiver or payment. This reimbursement may be requested from the Funds if the reimbursement will not cause the Funds’ annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The Income Plus Fund has recovered all previously available expenses. The Advisor may recapture all or a portion of this amount no later than dates stated below:

Ultra-Short Duration Investment Grade Fund
July 31, 2021	$151,458
June 30, 2022	146,653
June 30, 2023	137,580
June 30, 2024	80,185
Total	$515,876

UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian. The Funds’ allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended June 30, 2021, are reported on the Statement of Operations.

The Income Plus Fund has a fee arrangement with its custodian, UMB Bank, n.a., which provides for custody fees to be reduced by earning credits based on cash balances left on deposit with the custodian. For the year ended June 30, 2021, no credits were earned to reduce total fees.

IMST Distributors, LLC (“Distributor”) serves as the Funds’ distributor. The Distributor does not receive compensation from the Funds for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2021, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Funds and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in the Statement of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2021, are reported on the Statement of Operations.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Note 4 – Federal Income Taxes

At June 30, 2021, the cost of securities on a tax basis and gross unrealized appreciation and depreciation on investments for federal income tax purposes were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Cost of investments	$812,556,545	$71,361,601
Gross unrealized appreciation	$7,226,952	$164,587
Gross unrealized depreciation	(1,638,861)	(27,685)
Net unrealized appreciation on investments	$5,888,091	$136,902

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2021, permanent differences in book and tax accounting have been reclassified to Capital and Total accumulated deficit as follows:

	Increase (Decrease)
		Total
	Paid-In Capital	Accumulated Earnings/(Deficit)
Income Plus Fund	$2,380	$(2,380)
Ultra-Short Investment Grade Fund	646	(646)

As of June 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Income Plus Fund	Ultra-Short Duration Investment Grade Fund
Undistributed ordinary income	$100,014	$1,526
Undistributed long-term gains	-	-
Tax accumulated earnings	100,014	1,526

Accumulated capital and other losses	(13,350,960)	(145,942)
Unrealized appreciation on investments and securities sold short	5,888,091	136,902
Foreign currency translations	(31,498)	-
Unrealized deferred compensation	(8,348)	(6,048)
Total accumulated deficit	$(7,702,701)	$(13,562)

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The tax character of the distribution paid during the fiscal years ended June 30, 2021 and June 30, 2020, were as follows:

	Income Plus Fund		Ultra-Short Duration Investment Grade Fund
Distribution paid from:	2021	2020	2021	2020
Ordinary income	$10,990,460	$17,275,027	$299,704	$848,669
Net long-term capital gains	-	-	-	-
Total taxable distributions	10,990,460	17,275,027	299,704	848,669
Total distributions paid	$10,990,460	$17,275,027	$299,704	$848,669

At June 30, 2021, the Funds had capital loss carryforwards, which reduce the Funds' taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Not Subject to Expiration:
	Short-Term	Long-Term	Total
Income Plus Fund	$-	$13,350,960	$13,350,960
Ultra-Short Duration Investment Grade Fund	103,862	42,080	145,942

Note 5 – Investment Transactions

For the year ended June 30, 2021, for the Income Plus Fund, purchases and sales of investments, excluding short-term investments, futures contracts, forward contracts and swap contracts were $1,092,496,465 and $962,830,822, respectively. Securities sold short and short securities covered were $165,425,221 and $206,710,142, respectively, for the same period.

For the year ended June 30, 2021, for the Ultra-Short Duration Investment Grade Fund, purchases and sales of investments, excluding short-term investments, were $71,721,552 and $48,369,037, respectively. Securities sold short and short securities covered were $3,782,451 and $3,215,195, respectively, for the same period.

Note 6 – Shareholder Servicing Plan

The Trust, on behalf of the Funds, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2021, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Redemption Fee

Effective April 3, 2017, the Income Plus Fund no longer charges redemption fees. Prior to April 3, 2017, the Income Plus Fund imposed a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 30 days of purchase. Prior to August 5, 2016, the Income Plus Fund imposed a redemption fee of 2.00% of the total redemption amount within 180 days of purchase.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2021, in valuing the Funds’ assets carried at fair value:

Income Plus Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Bank Loans	$-	$73,559,264	$-	$73,559,264
Bonds
Asset-Backed Securities	-	363,815,279	11,974,975	375,790,254
Commercial Mortgage-Backed Securities	-	43,952,483	-	43,952,483
Corporate*	-	222,316,118	-	222,316,118
U.S. Government	-	54,996,309	-	54,996,309
Commercial Paper	-	75,532,226	-	75,532,226
Short-Term Investments	28,436,629	-	-	28,436,629
Total Investments	28,436,629	834,171,679	11,974,975	874,583,283
Purchased Option Contracts	84,842	-	-	84,842
Total Investments and Purchased Options Contracts	$28,521,471	$834,171,679	$11,974,975	$874,668,125
Other Financial Instruments**
Swap Contracts	-	171,842	-	171,842
Forward Contracts	-	41,707	-	41,707
Total Assets	$28,521,471	$834,385,228	$11,974,975	$874,881,674

Liabilities
Securities Sold Short
Bonds
U.S. Government	$-	$56,523,489	$-	$56,523,489
Total Securities Sold Short	$-	$56,523,489	$-	$56,523,489
Other Financial Instruments**
Swap Contracts	-	45,478	-	45,478
Futures Contracts	-	24,562	-	24,562
Total Liabilities	$-	$56,593,529	$-	$56,593,529

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

Ultra-Short Duration Investment Grade Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Bank Loans	$-	$1,704,912	$-	$1,704,912
Bonds
Asset-Backed Securities	-	29,786,548	299,997	30,086,545
Commercial Mortgage-Backed Securities	-	469,060	-	469,060
Corporate*	-	23,412,573	-	23,412,573
Residential Mortgage-Backed Securities	-	39,599	299,999	339,598
U.S. Government	-	4,849,720	-	4,849,720
Commercial Paper	-	7,098,902	-	7,098,902
Short-Term Investments	4,100,277	-	-	4,100,277
Total Assets	$4,100,277	$67,361,314	$599,996	$72,061,587

Liabilities
Securities Sold Short
Bonds
U.S. Government	$-	$563,084	$-	$563,084
Total Liabilities	$-	$563,084	$-	$563,084

*	All corporate bonds held in each Fund are Level 2 securities. For a detailed break-out by major sector classification, please refer to the Schedule of Investments for each Fund.
**	Other financial instruments are derivative instruments such as futures contracts. Futures contracts, forward contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

Income Plus Fund
Asset-Backed Securities
Balance as of June 30, 2020	$-
Transfers into Level 3 during the period*	-
Transfers out of Level 3 during the period**	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	-
Included in other comprehensive income	-
Purchases, sales, and principal paydowns
Net purchases	11,974,975
Net sales	-
Principal paydowns	-
Balance as of June 30, 2021	$11,974,975
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$-

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2021:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input[1]	Range of Input	Weighted Average of Input	Impact to Valuation from an increase in Input[2]
Asset-Backed Securities	$ 11,974,975	Market Approach	Precedent Transaction	$ 99.9990 – 100.0000	99.9998	Increase

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Ultra-Short Duration Investment Grade
	Asset-Backed Securities	Residential Mortgage-Backed Securities
Balance as of June 30, 2020	$-	$-
Transfers into Level 3 during the period*	-	-
Transfers out of Level 3 during the period**	-	-
Total gains or losses for the period
Included in earnings (or changes in net assets)	-	-
Included in other comprehensive income	-	-
Purchases, sales, and principal paydowns
Net purchases	299,997	299,999
Net sales	-	-
Principal paydowns	-	-
Balance as of June 30, 2021	$299,997	$299,999
Change in unrealized gains or losses for the period included in earnings (or changes in net assets) for assets held at the end of the reporting period	$-	$-

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2021:

Asset Class	Fair Value	Valuation Technique(s)	Unobservable Input[1]	Range of Input	Weighted Average of Input	Impact to Valuation from an increase in Input[2]
Asset-Backed Securities	$ 299,997	Market Approach	Precedent Transaction	$ 99.9990	N/A	Increase
Residential Mortgage-Backed Securities	$ 299,999	Market Approach	Precedent Transaction	$ 99.9998	N/A	Increase

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 10 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Income Plus Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Income Plus Fund’s financial position, performance and cash flows.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The effects of these derivative instruments on the Income Plus Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below. The fair values of derivative instruments as of June 30, 2021 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Purchased option contracts, at fair value	$-	$84,842	$-	$-	$84,842
Unrealized appreciation on open swap contracts	171,842	-	-	-	171,842
Unrealized appreciation on forward foreign currency exchange contracts	-	-	41,707	-	41,707
	$171,842	$84,842	$41,707	$-	$298,391

Liabilities
Unrealized depreciation on open swap contracts	$45,478	$-	$-	$-	$45,478
Unrealized depreciation on open futures contracts*	-	-	-	24,562	24,562
	$45,478	$-	$-	$24,562	$70,040

*	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedule of Investments. Net unrealized appreciation/depreciation is shown as variation margin as presented on the Statements of Assets and Liabilities.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The effects of derivative instruments on the Statement of Operations for the year ended June 30, 2021 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Futures contracts	$-	$-	$-	$367,829	$367,829
Purchased option contracts	-	201,718	-	-	201,718
Swap contracts	347,837	-	-	-	347,837
	$347,837	$201,718	$-	$367,829	$917,384

Net Change in Unrealized Appreciation/Depreciation on Derivatives
Futures contracts	$-	$-	$-	$(24,562)	$(24,562)
Purchased option contracts	-	(316,991)	-	-	(316,991)
Forward contracts	-	-	41,707	-	41,707
Swap contracts	126,364	-	-	-	126,364
	$126,364	$(316,991)	$41,707	$(24,562)	$(173,482)

The notional amount and the number of contracts are included on the Schedule of Investments. The quarterly average volumes of derivative instruments as of June 30, 2021 are as follows:

Derivatives not designated as hedging instruments
Futures contracts	Interest rate contracts	Notional amount	$(8,059,375)
Purchased option contracts	Equity contracts	Notional amount	17,065,700
Forward contracts	Foreign exchange contracts	Notional amount	(1,417,889)
Swap contracts	Credit contracts	Notional amount	5,100,000

Note 11 - Disclosures about Offsetting Assets and Liabilities

Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund mitigates credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association Master Agreements or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Funds and each of its counterparties. These agreements allow the Funds and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Funds’ custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to each Fund from its counterparties are not fully collateralized contractually or otherwise, each Fund bears the risk of loss from counterparty non-performance.

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

The Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open swap contacts – asset receivable	J.P. Morgan	$171,842	$(45,478)	$-	$126,364
Unrealized depreciation on open swap contacts – liability payable	J.P. Morgan	45,478	(45,478)	-	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Advisor to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Advisor to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

Note 12 – Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities. As of June 30, 2021, the total unfunded amount was 0.6% of the Income Plus Fund’s net assets.

As of June 30, 2021, the Income Plus Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
Quikrete Holdings, Inc.	$ 1,492,442	$ 1,483,114	$ 1,481,231	$ (1,883)
Zebra Buyer LLC	1,500,000	1,492,500	1,507,500	15,000
National Mentor Holdings, Inc.	42,974	42,974	43,096	122
Nobian Finance B.V.	1,000,000	1,186,501	1,179,749	(6,752)
Hilton Worldwide Finance LLC	750,000	744,375	744,776	401

Palmer Square Funds

NOTES TO FINANCIAL STATEMENTS - Continued

June 30, 2021

As of June 30, 2021, the Ultra-Short Duration Investment Grade Fund had the following unfunded loan commitments outstanding:

Loan	Principal	Cost	Value	Unrealized Appreciation/ (Depreciation)
Hilton Worldwide Finance LLC	$ 250,000	$ 248,125	$ 248,259	$ 134
ON Semiconductor Corp.	249,365	249,365	248,703	(662)

Note 13 – Line of Credit

The Funds together with other funds managed by the Advisor (together “Palmer Square Funds”) have entered into a Senior Secured Revolving Credit Facility (“Facility”) of $50,000,000 with UMB Bank, n.a. Each Fund is permitted to borrow up to the lesser of the available credit line amount or an amount up to 20% of the adjusted net assets of each Fund. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each fund. Borrowings under this agreement bear interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.75% with a minimum rate of 3.00%. As compensation for holding the lending commitment available, the Palmer Square Funds are charged a commitment fee on the average daily unused balance of the Facility at the rate of 0.25% per annum. The commitment fees for the year ended June 30, 2021 are disclosed in the Statement of Operations. The Funds did not borrow under the line of credit agreement during the year ended June 30, 2021.

Note 14 – COVID-19 Risks

In early 2020, an outbreak of a novel strain of coronavirus (COVID-19) emerged globally. This coronavirus has resulted in closing international borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general public concern and uncertainty. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. The future impact of COVID-19 is currently unknown, and it may exacerbate other risks that apply to the Funds, including political, social and economic risks. Any such impact could adversely affect the Funds’ performance, the performance of the securities in which the Funds invest and may lead to losses on your investment in each Fund. The ultimate impact of COVID-19 on the financial performance of the Funds’ investments are not reasonably estimable at this time.

Note 15 - Recently Issued Accounting Pronouncements

In March 2020, the FASB issued ASU No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact of the guidance.

Note 16 – Events Subsequent to Period End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated each Fund’s related events and transactions that occurred through the date of issuance of each Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in each Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Palmer Square Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2021, the related statements of operations, the statements of changes in net assets and the financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square Income Plus Fund and Palmer Square Ultra-Short Duration Investment Grade Fund as of June 30, 2021, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Palmer Square Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Palmer Square Income Plus Fund	For the year ended June 30, 2021.	For each of the two years in the period ended June 30, 2021	For each of the two years in the period ended June 30, 2021, for the period February 1, 2019 through June 30, 2019 (fiscal year end change), and each of the three years in the period ended January 31, 2019.
Palmer Square Ultra-Short Duration Investment Grade Fund	For the year ended June 30, 2021.	For each of the two years in the period ended June 30, 2021	For each of the two years in the period ended June 30, 2021, for the period August 1, 2018 through June 30, 2019 (fiscal year end change), for the year ended July 31, 2018 and for the period from October 7, 2016 (commencement of operations) through July 31, 2017.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2021 by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 30, 2021

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	2	361 Social Infrastructure Fund, a closed-end investment company.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	2	361 Social Infrastructure Fund, a closed-end investment company, and Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	2	361 Social Infrastructure Fund, a closed-end investment company.

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Independent Trustee:
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	2	Investment Managers Series Trust II, a registered investment company (includes 20 portfolios); 361 Social Infrastructure Fund, a closed-end investment company.
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman, Foothill Capital Management, LLC, a registered investment advisor (2018 – present); Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund.	2	Investment Managers Series Trust II, a registered investment company (includes 20 portfolios), and 361 Social Infrastructure Fund, a closed-end investment company.

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Interested Trustee:
Maureen Quill ᵃ* (born 1963) Trustee and President	Since June 2019	President, Investment Managers Series Trust (June 2014 – present); President, UMB Distribution Services (March 2013 – present); EVP/Executive Director Registered Funds (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc.; Vice President, Investment Managers Series Trust (December 2013 – June 2014).	2	361 Social Infrastructure Fund, a closed-end investment company.
Officers of the Trust:
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 - present); Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.

			N/A	N/A
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016

Co-President, Foothill Capital Management, LLC, a registered investment advisor (2018 - present); Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC; Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).

			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present); Chief Compliance Officer, Foothill Capital Management, LLC, a registered investment advisor (2018 - 2019).	N/A	N/A

Palmer Square Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee[e]
Officer of the Trust:
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of 53 series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds do not hold themselves out as related to any other series within the Trust, for purposes of investment and investor services, nor do they share the same investment advisor with any other series.
e	“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended (that is, “public companies”) or other investment companies registered under the 1940 Act.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.
*	Ms. Quill is an “interested person” of the Trust by virtue of her position with UMB Fund Services, Inc.

Palmer Square Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2021 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2021 to June 30, 2021.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Income Plus Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/21	6/30/21	1/1/21 – 6/30/21
Actual Performance	$1,000.00	$1,008.50	$4.51
Hypothetical (5% annual return before expenses)	1,000.00	1,020.30	4.54

*	Expenses are equal to the Fund’s annualized expense ratio of 0.91%, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects a recovery of previously waived fees. Assumes all dividends and distributions were reinvested.

Palmer Square Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2021 (Unaudited)

Ultra-Short Duration Investment Grade Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/21	6/30/21	1/1/21 – 6/30/21
Actual Performance	$1,000.00	$1,000.80	$2.58
Hypothetical (5% annual return before expenses)	1,000.00	1,022.22	2.61

*	Expenses are equal to the Fund’s annualized expense ratio of 0.52%, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Palmer Square Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Palmer Square Capital Management LLC

1900 Shawnee Mission Parkway, Suite 315

Mission Woods, Kansas 66205

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square Income Plus Fund	PSYPX	46141P 388
Palmer Square Ultra-Short Duration Investment Grade Fund	PSDSX	46141Q 816

Privacy Principles of the Palmer Square Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting

The Funds’ proxy voting policies and procedures, as well as information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, are available, without charge and upon request by calling (866) 933-9033 or on the SEC’s website at www.sec.gov.

Fund Portfolio Holdings

The Funds file a complete schedule of their portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the Funds’ Form N-PORT on the SEC’s website at www.sec.gov.

Prior to the use of Form N-PORT, the Funds filed their complete schedule of portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses and notice of annual and semi-annual reports availability and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (866) 933-9033.

Palmer Square Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 933-9033

Item 1. Report to Stockholders (Continued).

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 866-933-9033

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Palmer Square Funds	FYE 6/30/2021	FYE 6/30/2020
Audit Fees	$48,900	$47,800
Audit-Related Fees	N/A	N/A
Tax Fees	$5,600	$5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

Palmer Square Funds	FYE 6/30/2021	FYE 6/30/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Palmer Square Funds

Non-Audit Related Fees	FYE 6/30/2021	FYE 6/30/2020
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/8/2021

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/8/2021